Filed with the Securities and Exchange Commission on APril 30, 1998.

                                                              File No. 33-13863
                                                              File No. 811-1090

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.

         Post-Effective Amendment No.     12

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.    23

                              The Japan Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2567

                               Thomas F. McDonough
                         Scudder, Stevens & Clark, Inc.
                    Two International Place, Boston, MA 02110
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

                  immediately upon filing pursuant to paragraph (b)

            X     on May 1, 1998 pursuant to paragraph (b)

                  60 days after filing pursuant to paragraph (a)(i)

                  on May 1, 1998 pursuant to paragraph (a)(i)

                  75 days after filing pursuant to paragraph (a)(ii)

                  on                 pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following:

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              THE JAPAN FUND, INC.
                              CROSS-REFERENCE SHEET

                           Items Required By Form N-1A

PART A

        No.          Item Caption                       Prospectus Caption

        1.           Cover Page                         COVER PAGE

        2.           Synopsis                           EXPENSE INFORMATION

        3.           Condensed Financial Information    FINANCIAL HIGHLIGHTS

        4.           General Description of             INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
                     Registrant                         Risk factors, Fund organization

        5.                                              Management  of the  Fund
                                                        FUND ORGANIZATION--Investment advisers; Transfer
                                                        agent, dividend-paying  and shareholder service
                                                        agent; Distributor; Custodian and sub-custodian
                                                        SHAREHOLDER  SERVICES--A team approach to
                                                        investing

        5A.          Management's Discussion of Fund    NOT APPLICABLE
                     Performance

        6.           Capital Stock and Other            SHAREHOLDER SERVICES--Shareholder inquiries
                     Securities                         DISTRIBUTION AND PERFORMANCE INFORMATION--Dividends and
                                                        capital gain distributions
                                                        TRANSACTION INFORMATION--Tax information
                                                        SHAREHOLDER SERVICES--Dividend reinvestment plan

        7.           Purchase of Securities Being       PURCHASES AND REDEMPTIONS
                     Offered                            TRANSACTION INFORMATION
                                                        SHAREHOLDER SERVICES--Investment flexibility, Low minimum
                                                        investment, Dividend reinvestment plan
                                                        FUND ORGANIZATION--Distributor

        8.           Redemption or Repurchase           PURCHASES AND REDEMPTIONS
                                                        TRANSACTION INFORMATION

        9.           Pending Legal Proceedings          NOT APPLICABLE






PART B

                                                       Caption in Statement of
    Item No.        Item Caption                       Additional Information

       10.          Cover Page                         COVER PAGE

       11.          Table of Contents                  TABLE OF CONTENTS

       12.          General Information and History    JAPAN AND THE JAPANESE ECONOMY

       13.          Investment Objectives and          INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
                    Policies

       14.          Management of the Fund             FUND ORGANIZATION
                                                       DIRECTORS AND OFFICERS
                                                       REMUNERATION

       15.          Control Persons and Principal      FUND ORGANIZATION
                    Holders of Securities              DIRECTORS AND OFFICERS

       16.          Investment Advisory and Other      INVESTMENT ADVISORY ARRANGEMENTS
                    Services                           ADDITIONAL INFORMATION--Experts, Public Official Documents,
                                                       Other Information

       17.          Brokerage Allocation               BROKERAGE AND PORTFOLIO TURNOVER

       18.          Capital Stock and Other            FEATURES AND SERVICES OFFERED BY THE FUND--Dividend
                    Securities                         Reinvestment Plan
                                                       FUND ORGANIZATION

       19.          Purchase, Redemption and           PURCHASES AND EXCHANGES REDEMPTIONS FEATURES AND SERVICES
                    Pricing of Securities Being        OFFERED BY THE FUND--Distribution Plans
                    Offered                            SPECIAL PLAN ACCOUNTS
                                                       NET ASSET VALUE

       20.          Tax Status                         TAXES--United States Federal Income Taxation, Japanese
                                    Taxation

       21.          Underwriters                       DISTRIBUTOR

       22.          Calculations of Yield              NOT APPLICABLE
                    Quotations of Money Market Funds

       23.          Financial Statements               FINANCIAL STATEMENTS

     This prospectus sets forth concisely the information about The Japan Fund, Inc., an open-end, diversified management investment company, that a prospective investor should know before investing. Please retain it for future reference.

     If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, care of The Japan Fund Service Center or calling 1-800-53-JAPAN. The Statement of Additional Information has been incorporated by reference into this prospectus and has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Contents

Expense information                                    2
Financial highlights                                   3
Shareholder benefits                                   4
Investment objective                                   4
Investment policies                                    4
Investment strategies                                  4
Why invest in the Fund?                                5
Additional information about investment policies
   and strategies                                      6
Risk factors                                           8
Investment results                                    10
Distribution and performance information              10
Fund organization                                     11
Purchases and redemptions                             13
Transaction information                               16
Shareholder services                                  18
Tax-advantaged retirement plans                       20
The Scudder Family of Funds                           21
How to contact The Japan Fund                         22
Distributor: Scudder Investor Services, Inc.


THE JAPAN FUND, INC.

 PROSPECTUS
 MAY 1, 1998

o Offering opportunities for long-term capital appreciation by investing primarily in the equity securities of Japanese companies.

o A pure no-load(TM) mutual fund with no commissions to buy, sell or exchange shares.


     Scudder Kemper Investments, Inc.
     Investment Adviser

 Expense information


 How to compare The Japan Fund, Inc.

 This information is designed to help you understand the various costs and expenses of investing in The Japan Fund, Inc. (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With The Japan Fund, Inc., you pay no commissions to purchase or redeem shares. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares ("sales load")            NONE
     Commissions to reinvest dividends                              NONE
     Deferred sales load                                            NONE
     Redemption fees                                                NONE*
     Fees to exchange shares                                        NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the year ended December 31, 1997.

     Investment management fees                                     0.77%
     12b-1 fees                                                     NONE
     Other expenses                                                 0.44%
                                                                    ----
     Total Fund operating expenses                                  1.21%
                                                                    ====

 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

     1 Year            3 Years           5 Years          10 Years
     ------            -------           -------          --------
       $12               $38               $66              $147

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Purchases and redemptions."

 Financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc. The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders, which is included in the Fund's Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Annual Report.


                                                                       YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                 1997(a)     1996(a)     1995     1994(a)   1993(a)     1992     1991      1990      1989     1988
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period ........  $  8.33     $  9.44     $10.50    $10.33    $ 8.90    $ 10.69   $10.76    $ 14.27   $16.24   $16.97
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Income from investment
  operations:
  Net investment
   income (loss) .............     (.03)       (.03)      (.01)     (.05)     (.05)      (.05)    (.03)       .09      .04      .04
  Net realized and
   unrealized gain (loss)
   on investments ............    (1.16)      (1.00)      (.94)     1.07      2.15      (1.74)     .37      (2.41)    1.66     3.13
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Total from investment
  operations .................    (1.19)      (1.03)      (.95)     1.02      2.10      (1.79)     .34      (2.32)    1.70     3.17
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Less distributions:
  From net investment
   income ....................       --          --         --        --        --         --       --       (.09)    (.08)    (.02)
  In excess of net
   investment income .........     (.37)       (.08)        --        --      (.28)        --       --         --       --       --
  From net realized
   gains on investment
   transactions ..............       --          --         --      (.80)     (.39)        --     (.41)     (1.10)   (3.59)   (3.88)
  In excess of net
   realized gains ............       --          --       (.11)     (.05)       --         --       --         --       --       --
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
  Total distributions ........     (.37)       (.08)      (.11)     (.85)     (.67)        --     (.41)     (1.19)   (3.67)   (3.90)
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Net asset value,
   end of period .............  $  6.77     $  8.33     $ 9.44    $10.50    $10.33    $  8.90   $10.69    $ 10.76   $14.27   $16.24
                                =======     =======     ======    ======    ======    =======   ======    =======   ======   ======
TOTAL RETURN (%) .............   (14.40)     (10.92)     (9.07)    10.03     23.64     (16.74)    3.11     (16.36)   11.63    19.40
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions) ........      265         386        549       586       471        409      335        313      401      404
Ratio of operating
  expenses to average
  daily net assets (%) .......     1.21        1.16       1.21      1.08      1.25       1.42     1.26       1.05     1.02     1.01
Ratio of net investment income
  (loss) to average daily net
  assets (%) .................     (.38)       (.34)      (.24)     (.40)     (.47)      (.31)    (.15)       .72       34      .28
Portfolio turnover rate
  (%) ........................     96.4        72.6       69.9      74.3      81.7       47.0     46.4       52.7     60.4     38.8
Average commission
  rate paid (b) ..............  $ .0270     $ .0444         --        --        --         --       --         --       --       --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.

 Shareholder benefits

o    broad and diversified investment portfolio

o    active professional management by Scudder Kemper Investments, Inc.

o no sales charges or Rule 12b-1 distribution charges; a pure no-load(TM) fund

o    shares redeemable at net asset value at any time with no redemption charge

o individual attention from a Japan Fund Service Specialist (8 a.m.-8 p.m. eastern time, Monday-Friday) at the toll-free number 1-800-53-JAPAN

o optional participation in the Scudder Family of Funds, a group of pure no-load(TM) mutual funds managed by Scudder Kemper Investments, Inc.

o    $2,500 minimum initial investment

 Investment objective

     The investment objective of The Japan Fund, Inc. (the "Fund"), a diversified mutual fund, is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies. Equity securities are defined as common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures") and common stock purchase warrants.

     There can be no assurance that the Fund's objective will be met. The Fund's objective is a fundamental investment policy and may not be changed without shareholder approval. Investment policies

     Unless otherwise noted, the investment policies of the Fund are non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

     Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser") believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

Investment strategies

     The Fund currently intends to focus its investments in select Japanese companies, whether large or small, that have an active market for their shares and that show a potential for greater-than-average growth. These companies may be situated in the post-industrial sectors of the economy, sensitive to consumer demand, technology-driven, and globally competitive, including companies that are sharing in the rapid growth of Japan's Asia-Pacific neighbors. The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of American Depositary Receipts or convertible debentures, will be listed on securities exchanges in Japan.

     The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the

Adviser believes have above-average earnings growth potential. When evaluating an individual company for the purpose of stock selection, the Adviser takes into consideration, among other factors, the size of the company; the depth and quality of management; a company's product line, business strategy, or competitive position in its industry; marketing and technical strengths; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures.

     The Fund may invest up to 20% of its assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Adviser determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the Government of the United States or of Japan or of other governments. It is impossible to predict how long such alternative strategies will be utilized.

Why invest in the Fund?


     The Japan Fund, Inc. is the oldest and largest U.S. mutual fund focusing on Japan. With the second largest GNP in the world and its stock exchanges comprising over 12% of the world's equity market, Japan represents a significant part of global investment opportunities. Japan is not only the producer of high-quality automobiles, computers, and home entertainment equipment, but is also home to some of the world's largest financial and utility companies, as well as a new breed of entrepreneurial growth companies. Japan's economic wealth is substantial, and the Fund believes that the depth and the breadth of the Japanese economy offers attractive equity investment opportunities. The Fund is structured to invest among the broad universe of publicly traded companies from the largest blue chips to the smaller companies traded in the over-the-counter market, and offers substantial diversification within the Japanese stock market.

     Over the past 30 years, Japan has experienced significant economic growth. In the 1960s and early 1970s, the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s Japan moved into assembly industries, which employ high levels of technology and consume relatively low quantities of resources, and since then Japan has become a major producer of electrical and electronic products and automobiles. After a speculative economic blow-off in the late 1980s, the Japanese economy and its stock market have been in a challenging adjustment phase through much of the 1990s. Please see "Risk factors -- The Japanese economy and stock market" for additional information about the Japanese economy.

     While it is highly unlikely that Japan's economy will return to growing at the phenomenal rates seen in the 1960s, 1970s and early 1980s, it should continue to offer investors many attractive long-term investment opportunities. The stock price adjustment of the last several years has resulted in many Japanese stocks now selling at attractive valuations relative to cashflow, assets, or sales. The Adviser believes that one of the key investment issues for unlocking this hidden wealth for shareholders in Japanese corporations is to improve profit margins and return on equity. Because an increasing number in Japanese management are becoming more shareholder and profit oriented, there may be select value opportunities emerging in Japan. Moreover, some of the leading Japanese companies, as well as the newer, smaller companies, continue to offer above average growth and global competitiveness on the strength of their brands, technology, distribution capability, or new products.


     Investors undertaking to invest directly in Japanese securities often encounter complications and extra costs. They may find it difficult to make purchases and sales, to obtain current information, to hold securities in safekeeping, and to convert the value of their investments from yen into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified portfolio which is managed by experienced professionals. The Fund's Adviser has extensive experience dealing in the Japanese market and with Japanese brokers and custodian banks. In addition, the Adviser has the benefit of established information sources and believes the Fund affords an efficient and cost-effective method of investing in Japan.

Additional information about
investment policies and strategies

Investment restrictions

     The Fund has certain investment restrictions which are designed to reduce the Fund's investment risk. Fundamental investment restrictions may not be changed without a vote of shareholders; non-fundamental investment restrictions may be changed by a vote of the Fund's Board of Directors. A complete listing of investment restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

     As a matter of fundamental policy, the Fund may not borrow money, except as permitted under Federal law. Further, as a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes, although the Fund may engage up to 5% of total assets in reverse repurchase agreements or dollar rolls.


     As a matter of fundamental policy, the Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities, interests in indebtedness, or through repurchase agreements. The Fund has adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.


Debt securities

     The debt securities in which the Fund may invest for cash management purposes are short-term government or other short-term prime obligations (i.e., high-quality debt obligations maturing not more than one year from the date of issuance). All other debt securities in which the Fund invests are rated no lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent quality as determined by the Adviser. The Fund intends to continue these practices with respect to investment in debt securities in the future.

Common stocks

     Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Repurchase agreements

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

Convertible securities

     The Fund may invest in convertible securities which are securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Convertible securities may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

Illiquid securities

     The Fund may invest in securities for which there is not an active trading market or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price.

Strategic transactions and derivatives

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

     Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management, or portfolio management purposes and not to create leveraged exposure in the Fund. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

     Investors should consider the following factors inherent in investment in Japan.

Trade issues


     Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. Japan's trade surplus increased to $102 billion in 1997 from $85 billion in 1996.


Currency factors

     Over a long period of years, the yen has generally appreciated in relation to the dollar. The yen's appreciation has added to the returns of dollars invested through the Fund in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Fund in dollar terms.


The Japanese economy and stock market

     Japanese economic growth has weakened since 1990. Easy monetary policy and fiscal measures aimed at supporting economic activity and promoting financial stability have only managed to hold recessionary elements in abeyance. The need for structural reform of the economy remains. With the current unsettled political situation, scandals in the bureaucracy and low consumer confidence, there is the possibility that the Japanese economy may experience further weakness before its fundamental problems are addressed and a more normal growth rate is achieved.


     Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 2884.80 on December 18, 1989, and it has fluctuated in a downward trend since then and on December 30, 1997 was 59% below the peak. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies, and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. A continuation or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.

     Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

Investment in foreign securities

     Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets, and the likely impact of foreign taxes on the income from debt securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

     Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. The Fund is also susceptible to a relatively turbulent political environment which affects issuers located in Japan and the surrounding Pacific Basin region. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and professional management.

     The following are descriptions of some additional investment risks associated with the Fund, depending upon the composition of its portfolio at any given time.

     Investing in small company securities. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. Prices for this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

     The investment risk associated with these companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, including limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

     Debt securities. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

     Repurchase agreements. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of securities under a repurchase agreement before repurchase of the securities, the Fund may encounter delay and incur costs including a decline in value of the securities before being able to sell the securities.

     Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their price may increase if the value of the underlying common stock increases. Conversely, their price may decrease, but to a lesser extent, if the value of the underlying common stock decreases. Convertible securities generally entail less credit risk than the issuer's common stock.

     Illiquid securities. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

     Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Fund management's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Investment results


     The Fund is designed for long-term investors who can accept international stock-market risk. The value of the Fund's portfolio securities fluctuates with market and economic conditions, causing Fund shares to fluctuate in value. In addition, the Fund's investments are denominated in yen, the value of which continually changes in relation to the dollar. This varying relationship will also affect the value of the Fund's shares. Depending on when you sell your shares, their value may be higher or lower than when you purchased them. In return for accepting stock-market risk, you may earn a greater return on your investment than from a money-market or income fund.


Distribution and performance
information

Dividends and capital gain distributions

     The Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gain distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to your preference, you may receive distributions in cash or have them reinvested in additional shares of the Fund. If your investment is in the form of a retirement plan, all dividends and capital gain distributions will be reinvested in your account.

     All dividends from net investment income are taxable to shareholders as ordinary income. Differences between dividend distributions reported to shareholders for tax purposes and actual distributions received by shareholders as either cash or additional shares may reflect the Fund's payment of withholding taxes imposed by Japan on dividends and interest under the tax convention between the United States and Japan. Such payments to Japan are considered distributions to shareholders for tax purposes. Subject to applicable limitations, such amounts may be claimed as a foreign tax credit by shareholders or may be deducted by shareholders in computing their federal taxable income. For further information, please refer to the section "Taxes" in the Fund's Statement of Additional Information. Long-term capital gain distributions, if any, are taxable to individual shareholders at a maximum 20% or 28% rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time you have owned your shares. Distributions of short-term capital gain are taxable as ordinary income.

     The Fund sends you detailed tax information about the amount and type of its distributions each year.

Performance information

     From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Total return is the change in value of an investment in the Fund for a specified period. Average annual total return refers to the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years, as of a stated ending date. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Capital change measures return from capital, including reinvestment of any capital gain distributions but not reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and expenses.

Fund organization

     The Fund, which was incorporated under the laws of the State of Maryland in 1961, is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund's activities are supervised by its Board of Directors. At the time of any election, shareholders have one vote for each share held. The Fund is not required to and has no current intention to hold annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable. From the date of the Fund's initial public offering in 1962 until August 14, 1987, the Fund operated as a closed-end, diversified management investment company.

Investment adviser

     In making investment decisions, the Fund retains Scudder Kemper Investments, Inc., formerly known as Scudder, Stevens & Clark, Inc., to provide management services and investment advice. The Adviser, one of the nation's most experienced investment management firms, makes investment decisions and manages the daily business affairs of the Fund in accordance with the Fund's investment objective and policies and guidelines established by the Fund's Board of Directors.

     Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. and Scudder has changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

     The address of Scudder Kemper Investments, Inc. is 345 Park Avenue, New York, New York 10154.


     Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.


     The Adviser received investment advisory and management fees for services rendered to the Fund which totalled 0.77% of the Fund's average daily net assets during the fiscal year ended December 31, 1997. The investment advisory and management fees are graduated so that increases in the Fund's net assets may result in a lower average fee rate and decreases in a Fund's net assets may result in a higher average fee rate.

     The Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

Transfer agent, dividend-paying and
shareholder service agent

     Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend-paying agent.

     The Japan Fund Service Center, Two International Place, Boston, Massachusetts 02110-4103, is a special division of Scudder Service Corporation. The Japan Fund Service Center is the shareholder service agent for the Fund and also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. For telephone numbers and addresses, please refer to the section "How to contact The Japan Fund."

Distributor

     Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund.

Custodian, fund accounting agent and sub-custodian

     Brown Brothers Harriman & Co. is the Fund's custodian and fund accounting agent, and Sumitomo Trust & Banking Co. (Tokyo Office) is the Fund's sub-custodian.

 Purchases and redemptions

Note: All addresses and telephone numbers can be found under "How to contact The
      Japan Fund."

Opening an account ($2,500 minimum)

     By check

     Checks should be made payable to "The Japan Fund, Inc." in the amount of $2,500 or more (retirement plan minimums are less--see appropriate plan literature) and mailed with a completed and signed application to "The Japan Fund Service Center."

     By wire

     Under most circumstances, it is possible to open an account by wire. Please call 1-800-53-JAPAN for an account number and further information.

     By exchange from a Scudder fund

     You can open a new Japan Fund account at no cost by exchanging shares with a value of $2,500 or more from another fund or class of a fund in the Scudder Family of Funds. Your new Japan Fund account will have the same registration and address as your existing account. Please call 1-800-53-JAPAN for information on the transfer of special account features.

     To exchange by mail or fax, send a letter to "The Scudder Funds" or fax to 1-800-821-6234. Include the name of the Scudder fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged into your Japan Fund account. Sign your name(s) exactly as it appears on your account statement. Please also provide your daytime phone number. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may differ from those of individual accounts. Please call 1-800-53-JAPAN for more information.

Making additional investments
Note: Scudder retirement plans have similar or lower minimums for additional investments.

     By check ($100 minimum)

     Send a check to "The Japan Fund, Inc." for $100 or more with the tear-off stub from your Japan Fund account statement or with a letter of instruction including the Fund name and your account number.

     By wire ($100 minimum)

     Follow the instructions described under "Opening an account--By wire."

     By exchange from a Scudder fund
     ($100 minimum)

     Follow the instructions described under "Opening an account--By exchange from a Scudder fund."

     You can also make exchanges among your Scudder Fund accounts on SAIL, the Scudder Automated Information Line, if you have requested an authorization to do so. Call 1-800-53-JAPAN for more details.

     Automatic Investment Plan ($50 minimum)

     You may arrange to make regular investments through automatic deductions from your checking account. Please call 1-800-53-JAPAN for more information and an application.

     By telephone order ($2,500 minimum)

     Existing shareholders may purchase shares at a certain day's price by calling The Japan Fund Service Center before the close of regular trading on the New York Stock Exchange (the "Exc hange") (normally 4 p.m. eastern time) on that day. Orders must be for $2,500 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or federal reserve wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder Retirement Plans.

By "QuickBuy"

     If you elected "QuickBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickBuy," call 1-800-53-JAPAN for more information.

     To purchase additional shares, call 1-800-53-JAPAN. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "QuickBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

     If you purchase shares by "QuickBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "QuickBuy" transactions are not available for most retirement plan accounts. However, "QuickBuy" transactions are available for Scudder IRA accounts.

Non-certificated shares

     Due to the desire of Fund management to afford ease of redemption, ownership in the Fund is on a non-certificated basis. If you currently hold certificates for shares of the Fund (either directly or through your broker) and want to continue your investment in the Fund, you may do so either by continuing to hold such certificates or, for your convenience, by surrendering them to the Fund's transfer agent who will hold them for your account in non-certificated form. Surrendering your certificates for Japan Fund shares to the Fund's transfer agent may be convenient for you because in doing so (1) you will be relieved of safekeeping of the certificates (the transfer agent will do it for you), (2) you will have the option to avail yourself of the various shareholder services offered by the Scudder Family of Funds (e.g., exchange from one fund into another) and (3) you will receive regular reports of your share total, including additional shares added to your account as a result of the reinvestment of dividends and capital gains distributions.

     Converting your certificated Fund shares into non-certificated form is not a taxable event, nor does such conversion alter your tax cost of shares or your ownership interest and rights in the Fund.

     If you want additional information on surrendering your certificated shares and establishing an open account, please write or call The Japan Fund Service Center.

Selling fund shares (redemptions)

     Shares are redeemable at the option of the shareholder at net asset value next determined after receipt of a redemption request in good order.

     IF YOU HOLD CERTIFICATES FOR JAPAN FUND SHARES, YOU MUST SURRENDER SUCH

CERTIFICATES TO THE FUND'S TRANSFER AGENT PRIOR TO REDEMPTION. Call or write The Japan Fund Service Center for information on redemption of certificated shares.

     If you hold Japan Fund shares in non-certificated form, you may redeem your shares according to the following instructions.

     By telephone

     This is the quickest and easiest way to sell Japan Fund shares. You may redeem any amount to your pre-designated bank account, and up to $100,000 to your address of record. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-53-JAPAN for more information.

     Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

     You can also make redemptions from your Japan Fund account on SAIL, the Scudder Automated Information Line, if you have requested an authorization to do so. Call 1-800-53-JAPAN for more details.

     Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

     In the event you are unable to reach the Fund by telephone, you should write to the Fund following the instructions described below under "By mail or fax."

     By "QuickSell"

     If you elected "QuickSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickSell," call 1-800-53-JAPAN for more information.

     To redeem shares, call 1-800-53-JAPAN. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "QuickSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

     "QuickSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

     By mail or fax

     To redeem shares by mail or fax, send a letter to "The Japan Fund Service Center" or fax to 1-800-821-6234 and include the account name(s) and address, the account number, and the dollar amount or number of shares you wish to redeem. Sign your name(s) exactly as it appears on your account statement. Please also provide your daytime phone number.

     Signature guarantees

     For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information call 1-800-53-JAPAN.

     Telephone transactions

     Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be wired to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

     Automatic Withdrawal Plan

     If the value of your account is $10,000 or more, you may arrange to receive automatic periodic cash payments. Please call or write The Japan Fund Service Center for more information and an application.

Redemption-in-kind

     The Fund has filed an election pursuant to Rule 18f-1 under the 1940 Act with the Securities and Exchange Commission pursuant to which the Fund would be obligated, in the event its Board of Directors determines to make redemption payments in portfolio securities, to satisfy redemption requests by any one shareholder of record during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Accordingly, in the event the Fund's management makes such a determination, the Fund may honor any request for redemption or repurchase order by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value, subject to the Fund's obligation to pay cash as described above. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

     If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock-market risk and currency exchange risk.

     If you receive portfolio securities upon redemption of your Fund shares, you may request that such securities either (1) be delivered to you or your designated agent or (2) be liquidated on your behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to you.

     Please write or call The Japan Fund Service Center for further information.

Transaction information

Purchases by check

     Checks are invested in full and fractional shares. If you purchase shares with a check that does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

Share price

     Purchases and redemptions, including exchanges, are made at net asset value. The Fund's custodian, Brown Brothers Harriman & Co., determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the market value of total Fund assets, less all liabilities, by the total number of shares outstanding.

     Market value of Fund assets is determined using the last reported sale price on the stock exchange on which the trading volume for Fund assets is highest or, if such price is not available or is deemed out-of-date by the Board of Directors, using the best information available to the Fund's custodian. Where quotes on Fund assets are unavailable, such assets may be valued at their fair value in good faith in accordance with procedures established by the Board of Directors. In addition, money market investments with a remaining maturity of less than 60 days will be valued by the amortized cost method.

     The net asset value of the Fund is quoted daily in the financial pages of leading newspapers under the heading "Japan Fund."

Processing time

     All purchase and redemption requests received in good order by the Fund's transfer agent by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

     Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

     If you wish to make a purchase of $500,000 or more, you should notify The Japan Fund Service Center by calling 1-800-53-JAPAN.

     The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven days (or longer in the case of shares recently purchased by check).

Purchase restrictions

     Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

     It is the Fund's intent to comply with provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its taxable income less earnings and profits (as defined for U.S. tax purposes) attributed to shares redeemed. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% of dividends and 10% on interest.

     A redemption of shares, including an exchange into a Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

     Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gain distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice to shareholders, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

     Shareholders should maintain a share balance worth at least $2,500. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established. Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions -- Other Information" in the Fund's Statement of Additional Information for more information.

 Shareholder services

Shareholder statements

     You will receive a detailed statement summarizing account activity, including dividend and capital gain reinvestment, purchases and redemptions. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

     In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

     To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please contact The Japan Fund Service Center at 1-800-53-JAPAN if you wish to receive additional shareholder reports.

Shareholder inquiries

     Knowledgeable Japan Fund Service Specialists are committed to providing you with ongoing, responsive service. They will answer questions about the Fund's objective and investment characteristics.

Investment flexibility

     If you join the Scudder Family of Funds, you can exchange your Japan Fund shares for shares of any of the Scudder funds and likewise exchange shares of any of the Scudder funds for shares of The Japan Fund, Inc. any time at net asset value by telephone or letter, free of charge. The money market, income, growth, tax-free, and growth and income funds in the Scudder Family of Funds have different investment objectives to meet varying goals. Maintaining accounts in more than one fund in the Scudder Family of Funds enables you to design an investment program for your particular needs. Telephone redemption and telephone exchange are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent.

Experienced professional management

     Your investment in the Fund is actively managed under the guidelines established by the Fund's Board of Directors. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

     The Japan Fund, Inc. is managed by a team of investment professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

     Lead Portfolio Manager Seung Kwak has had responsibility for the Fund's investment strategy and daily operations since 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined the Adviser in 1988. Elizabeth J. Allan, Portfolio Manager, helps set the Fund's general investment strategies, and was responsible for the Fund's investment strategy and daily operations from 1991 to 1994. Ms. Allan has contributed her expertise to the management of the portfolio since she joined the Adviser in 1987 and has numerous years of Pacific Basin research and investing experience.

SAIL(TM)--Scudder Automated Information Line

     For personalized account information, including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact The Japan Fund" for the address.

Low minimum investment

     The minimum initial investment for the Fund and for any of the Scudder funds is $2,500. Scudder retirement plans have similar or lower minimum initial investment requirements. You may add $100 or more to your account at any time.

Dividend reinvestment plan

     You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-53-JAPAN to request this feature.

 Tax-advantaged retirement plans

                  The Japan Fund, Inc. may be a good choice to help you meet your retirement goals. Scudder Investor Services, Inc., underwriter of The Japan Fund, Inc., offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder funds (except Scudder tax-free funds, which are inappropriate for such plans) as pure no-load(TM) investment options to meet a broad range of investment objectives. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income (up to $2,000 per individual for married couples filing jointly, even if only one spouse has earned income). Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.

o Scudder Roth No-Fee IRAs. Similar to the traditional IRA in many respects, these retirement plans provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Unlike a traditional IRA, with a Roth IRA, if you meet the distribution requirements, you can withdraw your money without paying any taxes on the earnings. No tax deduction is allowed for contributions to a Roth IRA. The Scudder Roth IRA charges you no annual custodial fee.

o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA and most Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life
Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

 The Scudder Family of Funds

     As a Japan Fund shareholder, you can receive information on the Scudder Family of Funds if you wish to do so. This service is available wholly at the option of the Japan Fund shareholder. The Scudder Family of Funds offers many conveniences and services: free telephone exchanges and redemptions at any time at net asset value, Scudder Funds Centers across the U.S., maintained by Scudder Investor Services, Inc., for those shareholders who like to conduct business in person and the Scudder Funds newsletter which reports periodically on the stock and bond markets, and new Scudder investment products.

     If you are interested, please contact a specialist at The Japan Fund Service Center by calling 1-800-53-JAPAN.

How to contact The Japan Fund

For investment information or questions about your account:

                         The Japan Fund Service Center
                                 P.O. Box 2291
                             Boston, MA 02107-2291

                                 1-800-53-JAPAN

                         (8 a.m.- 8 p.m. eastern time)

     Before you phone, please be sure to have your account and Social Security numbers in hand. Use the above address or phone number to ask about The Japan Fund's investment characteristics or objective, operating procedures, to request additional or interim account statements, or to get forms for privileges, options, or services.

For making a transaction in an account:

                         The Japan Fund Service Center
                                 P.O. Box 2291
                             Boston, MA 02107-2291

                                 1-800-53-JAPAN

                         (8 a.m.- 8 p.m. eastern time)

     Use this phone number for telephone exchange or redemption. Before you phone, please be sure to have your account and Social Security numbers in hand. Use this address for checks, redemptions, exchange or transfer requests, or account maintenance instructions such as a change in address, reinvestment option, bank account or Social Security number.


For account updates and price information:
  If you would like an account update or current price information for The Japan Fund, please call our 24-hour tape recording:

1-800-343-2890   #81 (SAIL Code)

For investment information on any of the funds in the Scudder Family of Funds:

     If you have questions about the investment characteristics or objectives of any of the funds in the Scudder Family of Funds, please call or write:

                           Scudder Investor Relations
                            Two International Place
                             Boston, MA 02110-4103

                                 1-800-225-2470

                         (8 a.m.- 8 p.m. eastern time)

                              THE JAPAN FUND, INC.

                  A Pure No-Load(TM) (No Sales Charges) Mutual
                       Fund Which Seeks Long-Term Capital
                     Appreciation By Investing Primarily in
                          Equity Securities of Japanese
                                    Companies

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

--------------------------------------------------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Japan Fund, Inc. dated May 1, 1998, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 care of The Japan Fund Service Center.

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1
      Investment Objective and Policies........................................1
      Master/feeder structure..................................................2
      Specialized Investment Techniques........................................2
      Investment Restrictions.................................................11


JAPAN AND THE JAPANESE ECONOMY*...............................................13
      Economic Trends.........................................................13
      Industrial Production...................................................14
      Energy..................................................................16
      Labor...................................................................16
      Prices..................................................................16
      Balance of Payments.....................................................17
      Foreign Trade...........................................................17


SECURITIES MARKETS IN JAPAN...................................................20


PURCHASES AND EXCHANGES.......................................................22
      Additional Information About Opening An Account.........................22
      Additional Information About Making Subsequent Investments..............22
      Additional Information About Making Subsequent Investments by QuickBuy..23
      Checks..................................................................23
      Wire Transfer of Federal Funds..........................................24
      Share Price.............................................................24
      Share Certificates......................................................24
      Other Information.......................................................24
      Exchanges...............................................................25


REDEMPTIONS...................................................................26
      Redemption by Telephone.................................................26
      Redemption By QuickSell.................................................26
      Redemption by Mail or Fax...............................................27
      Redemption-in-Kind......................................................27
      Other Information.......................................................28


FEATURES AND SERVICES OFFERED BY THE FUND.....................................28
      The Pure No-Load(TM) Concept............................................28
      Internet access.........................................................29
      Dividends and Capital Gains Distribution Options........................30
      Scudder Investor Centers................................................30
      Reports to Shareholders.................................................30
      Transaction Summaries...................................................31


THE SCUDDER FAMILY OF FUNDS...................................................31

                                                                            Page

SPECIAL PLAN ACCOUNTS.........................................................35
      Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension
         Plans for Corporations and Self-Employed Individuals.................36
      Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations
         and Self-Employed Individuals........................................36
      Scudder IRA:  Individual Retirement Account.............................36
      Scudder Roth IRA:  Individual Retirement Account........................37
      Scudder 403(b) Plan.....................................................37
      Automatic Withdrawal Plan...............................................37
      Group or Salary Deduction Plan..........................................38
      Automatic Investment Plan...............................................38
      Uniform Transfers/Gifts to Minors Act...................................38


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.....................................39

PERFORMANCE AND OTHER INFORMATION.............................................39
      Comparison of Fund Performance..........................................40


FUND ORGANIZATION.............................................................44


INVESTMENT ADVISORY ARRANGEMENTS..............................................45
      Personal Investments by Employees of the Adviser........................47

DIRECTORS AND OFFICERS........................................................48

REMUNERATION..................................................................50

DISTRIBUTOR...................................................................51

TAXES.........................................................................52
      United States Federal Income Taxation...................................52
      Japanese Taxation.......................................................56

PORTFOLIO TRANSACTIONS........................................................56
      Brokerage Commissions...................................................56

NET ASSET VALUE...............................................................57

ADDITIONAL INFORMATION........................................................58
      Experts.................................................................58
      Public Official Documents...............................................58
      Other Information.......................................................58

FINANCIAL STATEMENTS..........................................................59

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

       (See "Investment Objective and Policies" in the Fund's prospectus.)

Investment Objective and Policies

      The Japan Fund, Inc. (the "Fund"), is a pure no-load(TM), diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund.

      The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies, as described below.

      The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the Investment Company Act of 1940 (the "1940 Act").

      Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Fund's investment in Japanese securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

      The Fund may invest up to 20% of its assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Fund's management determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the Government of the United States or of Japan or of other governments.

      The Fund purchases and holds securities which the Adviser believes to have potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

      It is not the policy of the Fund to make investments which involve promotion or business management or which would subject the Fund to unlimited liability or for the purpose of exercising control over management.

      The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Fund's investment adviser believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

      The Fund may make contracts, incur liabilities and borrow money, and issue bonds, notes and obligations, as permitted by the laws of Maryland, by the 1940 Act and by the Fund's Articles of Incorporation.

      It is the Fund's policy not to underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase securities for its investment portfolio, whether or not such purchase might be deemed to make the Fund an underwriter or a participant in any such underwriting or selling group.

      It is the policy of the Fund not to engage in the purchase and sale of real estate, other than real estate deemed by the Board of Directors to be necessary and convenient for the operation of the Fund's affairs; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase, acquire and invest in securities of real estate companies or other companies owning or investing in real estate.

      It is the Fund's policy not to make loans, other than by way of making investments in corporate debt securities or government obligations or commercial paper as described above.

Master/feeder structure

      The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Specialized Investment Techniques

      Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

      Depositary Receipts. The Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary

Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

      Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

      Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

      Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

      Convertible Securities. The Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which the Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and any foreign bank or any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Fund's management to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P or at least as high as that of other obligations the Fund may purchase.

      A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a U.S. Government security ("Government Obligation") and the seller agrees, at the time of sale, to repurchase the Government Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase price and repurchase prices may be the same with interest owed to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the Government Obligation subject to the repurchase agreement.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Government Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Fund's management seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government

Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Investments in Other Investment Companies. The Fund may invest in securities of closed-end investment companies. To the extent that the Fund does so invest, it will, by virtue of its investment therein, pay a pro rata portion of any investment advisory fees payable to the advisers of such closed-end investment companies. An investment by the Fund in any such closed-end investment company would thereby result in Fund shareholders indirectly paying an advisory fee in addition to that payable to the Fund's adviser.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate any liquid assets to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or any liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate any liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate any liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate any liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

      The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

      The Fund may not, without the approval of holders of a majority of its outstanding voting securities (as defined by the 1940 Act):

      The Fund may not, as a fundamental policy:


      (a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;


      (b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (c) purchase physical commodities or contracts relating to physical commodities;

      (d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

      (g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

      The Fund may not, as a nonfundamental policy:


      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


      (7) lend portfolio securities in an amount greater than 5% of its total assets.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

      The 1940 Act imposes certain additional restrictions affecting the Fund's investments.

      For purposes of determining whether a percentage restriction on investment or utilization of assets as set forth above under "Investment Objective and Policies," "Investment Restrictions" or "Other Investment Policies" has been adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of such restriction.

                         JAPAN AND THE JAPANESE ECONOMY*

      Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

      Japan has a total population of approximately 125 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.


      Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the Japanese economy has been in an adjustment phase, dealing with excess capacity and lower growth.

      Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

      In the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely disinflationary environment.


      Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of International Trade and Industry (MITI). The Bank of Japan, Japan's central bank, also acts in this field.

Economic Trends


      During the ten and five-year periods ended December 31, 1997, Japan's gross domestic product in constant prices increased at an average annual compound growth rate of 2.8% and 1.4%, respectively. The low rate of growth in the past five years has resulted from Japan's attempt to cope with the aftermath of speculative expansion of the late eighties. Several fiscal stimulus packages have failed to initiate a robust recovery. Growth of 1.0% in 1992 was followed by an increase of only 0.3% in 1993, 0.6% in 1994 and 1.5% in 1995. Early in 1995, the economy received a further shock with the devastating earthquake in the Kobe area. But even more serious in its impact on the economy was the sharp rise of the yen in early 1995. The yen reached 81 yen to the dollar in mid-April, a rise of 24% from the beginning of the year, imparting a deflationary bias to the economy and threatening the fragile recovery. Subsequent action by the government and the Bank of Japan resulted in a decline of the yen. By April 15, 1997, the yen was 126 to the dollar, a depreciation of 36% from its high in 1995. Further Government stimulus and easy money policies, the depreciation of the yen and the front-loading of demand for durable goods and housing investment before the


----------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

consumption tax hike on April 1, 1997 have resulted in increasing activity during 1996. Gross domestic product rose 3.9% in 1996. In 1997, the growth rate of gross domestic product slowed to 0.9% mainly due to a drop off in consumer spending and housing investment in reaction to the consumption tax hike.


                                  TO BE UPDATED


        The following table sets forth the composition of Japan's gross domestic product in yen and in percentage terms. In addition, the gross domestic product in constant yen and the gross domestic deflator are shown.


                             Gross Domestic Product
                              (In trillions of yen)

                               1992    1993     1994     1995    1996     1997

GDP at Current Prices         471.0   475.4    479.3    483.2   500.4    507.3
Consumption                   315.6   323.5    331.9    337.9   347.6    356.4
    Private                   272.3   278.7    286.2    290.5   299.3    307.5
    Public                     43.3    44.8     45.7     47.4    48.3     48.9

Fixed Investment              143.5   140.4    137.3    137.6   148.3    143.7
    Private                   108.2    99.7     96.0     96.3   104.5    104.1
    Public                     35.3    40.7     41.3     41.3    43.8     39.6

Change in Inventories           1.5     0.6      0.0      0.5     1.2      1.1

Net Exports of Goods and
Services                       10.4    10.9     10.0      7.1     2.7      6.0
    Exports of Goods and
      Services                 47.3    44.2     44.4     45.4    49.7     56.4
    Imports of Goods and
      Services                -36.9   -33.3    -34.4    -38.3   -47.0     50.4

GDP at Constant (1990)
Prices                        450.9   452.3    455.2    461.9   480.0    484.3
GDP Deflator (1990=100)       104.4   105.1    105.3    104.6   104.1    104.7

Percentage Increase of GDP
At Current Prices              2.8%    0.9%     0.8%     0.8%    3.4%     1.5%
At Constant Prices             1.0%    0.3%     0.6%     1.5%    3.9%     0.9%
    Deflator                   1.8%   0.07%     0.2%    -0.6%   -0.5%     0.6%

Percentage Distribution
of GDP
Consumption                   67.0%   68.0%    69.2%    69.9%   69.6%    70.2%
Fixed Investment              30.5%   24.6%    23.3%    23.5%   24.2%    23.6%
Change in Inventories          0.3%    0.2%     0.0%     0.2%    0.2%     0.2%
Exports of Goods and
Services                      10.1%    9.3%     9.3%     9.4%    9.9%    11.1%
Imports of Goods and
Services                      -7.8%   -7.0%    -7.2%    -7.9%   -9.4%    -9.9%
                              -----   -----    -----    -----   -----    -----

Total GDP                    100.0%  100.0%   100.0%   100.0%  100.0%   100.0%

Source: Economic Planning Agency, Quarterly Report on National Accounts (March
1998).

Industrial Production


      The following table sets forth indices of industrial production of Japan and other selected industrial countries for the six years ending with calendar year 1997 (with 1990 as 100):

                        INDICES OF INDUSTRIAL PRODUCTION
                                    1990=100


                        1992     1993    1994     1995     1996     1997
                        ----     ----    ----     ----     ----     ----

Japan                   95.6     91.2     91.8    94.9     97.7    101.9
United States           99.6    104.6    110.3   115.7    119.8    125.8
Germany ('91=100)       98.6     92.6     96.6    98.1     99.8    100.8*
United Kingdom          96.3     99.1    104.5   106.7    107.9    109.7*
France                  98.6     93.9     97.4    99.0     99.8    103.4*
Italy                   97.8     94.4    101.7   107.9    104.8    118.4*
Canada                  96.9    101.8    107.9   112.4    114.0    119.5*


*  January 1997 through November 1997

Source: IMF, International Financial Statistics (March 1998).
        OECD, Main Economic Indicators (February 1998).


      The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1989 through 1994:

                  GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

                            1989    1990    1991    1992    1993    1994    1995   1996**

Agriculture, Forestry and
Fisheries                    2.6%    2.5%    2.4%    2.3%    2.1%    2.1%    1.9%
Mining                       0.2     0.3     0.2     0.2     0.2     0.2     0.2
Construction                 9.8    10.1    10.2    10.3    10.8    10.8    10.3
Manufacturing               28.2    28.2    28.1    27.1    25.5    24.5    24.7
Electricity, Gas and Water   2.8     2.6     2.6     2.7     2.7     2.8     2.8
Wholesale and Retail Trade  13.4    13.6    13.7    13.1    12.9    12.7    12.7
Finance and Insurance        6.4     5.9     5.5     5.2     4.7     5.2     4.8
Real Estate
Transportation,             10.9    10.9    10.9    11.5    12.2    12.7    12.9
  Communication and Other
  Public Utilities           6.9     6.6     6.5     6.4     6.4     6.4     6.5
Services                    14.4    14.8    15.1    16.0    16.7    16.8    17.0
Government Services          7.7     7.6     7.5     7.6     7.7     7.9     8.1
Private Non-Profit
Institutions                 2.0     2.0     2.0     2.0     2.1     2.2     2.3
Import Duty                  0.6     0.6     0.6     0.6     0.6     0.6     0.6
Imputed Interest            (5.6)   (5.8)   (5.5)   (5.3)   (4.8)   (4.9)   (4.7)
Statistical Discrepancy     (0.2)   (0.0)    0.1     0.1     0.1     0.1    (0.1)
                            -----   -----    ---     ---     ---     ---    -----

      Total                100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                           ------  ------  ------  ------  ------  ------  ------

   * Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.
   ** Data available in June, 1998.


Source: Economic Planning Agency, Annual Report on National Accounts (1997).

Energy

      Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

      Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition to conservation efforts, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's sustained economic growth, crude oil imports have not increased materially since 1979.

Labor

      In 1996 approximately 65 million persons, or approximately 52% of the Japanese population, were employed, of which approximately 6% were employed in agriculture, forestry and fisheries, 33% in mining, construction and manufacturing and 33% in trade, finance, transportation and communication, and 29% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries.


      Except for 1992 and 1993, productivity gains over the recent five-year period have exceeded or been close to the rise in wages with the result that unit labor costs have declined or risen only slightly. In 1992 and 1993, however, there were sharp declines in productivity that were due in part to Japan's labor policies, which tend to result in a decline of productivity when production falls since labor is not let go as rapidly as in other industrialized countries. As a result, unit labor costs rose in 1992 and 1993 with the rise in 1992 being very pronounced. With increases in productivity in 1994, 1995 and 1996 that exceeded the rise in wages, unit labor costs declined 0.8% in 1994, 1.3% in 1995 and 2.9% in 1996.


                                 MANUFACTURING


                            Wages       Productivity   Unit Labor Costs
                                 (annual percentage change)

          1990               5.3             4.0             1.2
          1991               3.4             2.5             0.9
          1992               1.2            -5.4             6.9
          1993               0.1            -1.4             1.6
          1994               2.1             2.9            -0.8
          1995               3.3             4.7            -1.3
          1996               2.5             5.6            -2.9
          1997             2.8p.            N.A.            N.A.

p. = preliminary

Source: Ministry of Labor, Monthly Labor Statistics (Mar. 1998); Productivity
        Research Institute, Quarterly Journal of Productivity Statistics (Wages are for manufacturers who employ 30 or more persons.)


Prices


      In 1997 the wholesale price index rose by 1.5% and the consumer price index rose by 1.7%.

      The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:


                       COMPARATIVE WHOLESALE PRICE INDICES
                                  (1900 = 100)

                          1992      1993      1994      1995      1996    1997

      Japan               98.7      95.0      93.0      92.2      92.3    93.7
      United States      100.8     102.3     103.6     107.3     109.8   109.8
      Germany ('91=100)  101.4     101.6     102.2     104.0     103.5   104.8
      United Kingdom     108.7     113.0     115.8     120.6     123.9   125.2
      France*             97.1      94.4      95.4     101.1      98.5    97.9
      Italy              107.4     112.9     117.2     129.3     134.0   134.2**
      Canada              99.4     103.0     109.3     117.4     117.9   118.9

* Intermediate Industrial Goods
** January 1997 through November 1997

Source: IMF, Int'l Financial statistics (March 1998) OECD, Main Economic
        Indicators (February 1998)

                       COMPARATIVE CONSUMER PRICE INDICES
                                  (1900 = 100)

                         1992      1993      1994      1995      1996      1997

     Japan               105.1     106.4     107.1     107.0     107.2    109.0
     United States       107.4     110.6     113.4     116.6     120.0    122.9
     Germany ('91=100)   105.1     109.7     112.7     114.8     116.5    118.6
     United Kingdom      109.8     111.5     114.3     118.2     121.1    124.9
     France              105.7     107.9     109.7     111.6     113.9    115.2
     Italy               111.7     116.7     121.4     127.8     132.8    135.4*
     Canada              107.2     109.2     109.4     111.8     113.5    115.3

* January 1997 through November 1997

Source: IMF, Int'l Financial Statistics (March 1998)

Balance of Payments


      During the 1980s, Japan recorded increased trade surpluses and became the world's major creditor nation. In 1997, Japan registered a surplus of
(Y)11,435.7 ($94.5 billion) in its current account. This surplus was predominantly due to a surplus of (Y)12,329.1 ($101.98 billion) in its trade account.

      In 1997, Japan registered an outflow of (Y)15,765.1 ($130.3 billion) in its long-term capital account.


Foreign Trade


      Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 1997, exports and imports represented approximately 11.1% and 9.9%, respectively, of Japan's current gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

      Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan, Hong Kong and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.

      The following table shows (i) indices in yen terms of the value, volume and unit value (a measure of average prices) of Japanese exports and imports and
(ii) the Japanese terms of trade (the ratio of export to import prices), which is an indicator of a country's comparative advantage in trade. During 1994-95, the terms of trade improved as a result of the higher yen and generally declining world commodity prices. The terms of trade slightly lowered in 1996 and 1997 as a result of the rise in import prices reflecting lower yen rate.


                             FOREIGN TRADE OF JAPAN
                                  (1990 = 100)

                Value Index      Volume Index    Unit Value Index
                -----------      ------------    ----------------   Terms
             Exports  Imports  Exports  Imports  Exports  Imports  of Trade
1992          103.8     87.2    104.0    103.6     99.7     84.2    118.4
1993           97.0     79.2    102.3    107.9     94.8     73.5    129.0
1994           97.7     83.0    104.0    122.4     93.9     67.8    138.5
1995          100.2     93.2    108.0    137.7     92.8     67.7    137.1
1996          107.9    112.2    107.2    140.8    100.7     79.7    126.3
1997          122.9    121.0    117.4    144.6    104.6     83.7    125.1

Source: Ministry of Finance, The Summary Report on Trade of Japan (Dec. 1997)

      The following table sets forth the composition of Japan's exports and imports by major commodity groups:

                   COMPOSITION OF JAPAN'S EXPORTS AND IMPORTS

Japan's Exports            1991    1992    1993    1994    1995    1996    1997
Textile Products            2.5%    2.5%    2.3%    2.1%    2.0%    2.1%    2.0%
Metals & Metal Products     6.7     6.3     6.4     6.1     6.5     6.2     6.4
Machinery & Equipment:
     Ships                  2.1     2.3     2.8     2.9     2.4     2.2     2.2
     Motor Vehicles        17.4    17.8    16.2    14.4    12.0    12.3    14.0
     TV & Radio
        Receivers           1.7     1.6     1.4     1.2     1.0     0.9     0.8
     Motorcycles            0.9     1.1     1.2     1.0     0.9     1.0     0.9
     Scientific,
     medical & optical
     instruments            4.1     4.0     3.9     4.0     4.2     4.2     4.3
     Other                 49.0    48.8    50.5    52.5    54.2    53.5    51.5
          Total            75.2    75.6    76.0    76.0    74.7    74.1    73.7
Chemicals                   5.6     5.6     5.6     6.0     6.8     7.0     7.1
Foods & Beverages           0.6     0.6     0.6     0.5     0.5     0.5     0.5
Other Exports               9.4     9.4     9.6     9.3     9.5    10.1    10.3
          Total           100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                          ------  ------  ------  ------  ------  ------  ------

Japan's Imports            1991    1992    1993    1994    1995    1996    1997
Foods & Beverages          14.6%   16.0%   16.4%   17.0%   15.2%   14.5%   13.6%
Textile Materials           1.0     0.9     0.6     0.7     0.5     0.3     0.5
Chemicals                   7.4     7.4     7.5     7.4     7.3     6.7     6.9
Mineral Fuels:
     Petroleum             12.7    12.9    11.6    10.1     8.9     9.6    10.3
     Coal                   2.7     2.6     2.5     2.1     2.0     2.0     2.0
     Other                  7.7     7.1     6.2     5.2     5.0     5.7     6.1
          Total            23.1    22.6    20.3    17.4    15.9    17.3    18.4

Japan's Imports            1991    1992    1993    1994    1995    1996    1997
Metal Ores & Scrap          3.7     3.3     2.4     2.7     2.3     2.0     2.2
Machinery & Equipment      18.1    18.4    19.4    21.7    26.3    27.5    28.0
Other Imports              32.1    31.4    32.9    38.1    33.5    31.7    30.4
          Total           100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                          ------  ------  ------  ------  ------  ------  ------

Source: Ministry of Finance, The Summary Report - Trade of Japan (Dec. 1997).

      The following table indicates the geographic distribution of Japan's trade in recent years.

             GEOGRAPHIC DISTRIBUTION OF JAPAN'S EXPORTS AND IMPORTS

Japan's Exports           1991    1992    1993    1994    1995    1996    1997
  Developed Areas
      U.S.A.              29.1%   28.2%   29.2%   29.7%   27.3%   27.2%   27.8%
      EC                  18.8    18.4    15.7    14.5    15.9    15.3    15.6
      Australia            2.1     2.1     2.1     2.2     1.8     1.8     1.9
      Canada               2.3     2.1     1.7     1.5     1.3     1.2     1.4
      Others               3.9     3.6     3.0     2.8     1.7     1.8     1.7
                           ---     ---     ---     ---     ---     ---     ---
        Total             56.2    54.4    51.7    50.7    48.0    47.3    48.4
  Developing Areas
      S.E. Asia           30.6%   30.7%   32.5%   35.0%   38.3%   38.3%   36.5%
      Middle East          3.9     4.5     3.7     2.8     2.3     2.7     2.8
      Latin America        4.1     4.6     4.7     4.7     4.4     4.4     5.0
      Africa               1.1     1.2     1.2     1.0     0.9     0.7     0.6
      Others               0.3     0.3     0.4     0.4     0.5     0.5     0.6
                           ---     ---     ---     ---     ---     ---     ---
        Subtotal          40.0    41.3    42.5    43.9    46.4    41.6    45.5%

  Former Soviet Union      0.7%    0.3%    0.4%    0.3%    0.3%    0.3%    0.3%
      China                2.7     3.5     4.8     4.7     5.0     5.3     5.2
      Others               0.4     0.5     0.5     0.4     0.3     0.6     0.6
                           ---     ---     ---     ---     ---     ---     ---
        Subtotal           3.8     4.3     5.7     5.4     5.6     6.2     6.1
  Total                  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                         ------  ------  ------  ------  ------  ------  ------

Japan's Exports           1991    1992    1993    1994    1995    1996    1997
  Developed Areas
      U.S.A.               22.5%   22.4%   23.0%   22.8%   22.4%   22.7%   22.3%
      EC                   13.4    13.4    12.5    12.9    14.5    14.1    13.3
      Australia             5.5     5.3     5.1     5.0     4.3     4.1     4.3
      Canada                3.3     3.3     3.4     3.2     3.2     2.9     2.9
      Others                4.7     4.5     4.1     4.3     3.2     2.9     1.8
                            ---     ---     ---     ---     ---     ---     ---
  Total                    49.4    48.9    48.1    48.2    47.6    46.7    45.8
  Developing Areas
      S.E. Asia            24.8%   24.7%   25.2%   24.7%   25.3%   25.1%   23.9%
      Middle East          12.4    12.5    11.3    10.2     9.4    10.1    11.4
      Latin America         4.2     3.7     3.5     3.5     3.5     3.3     3.4
      Africa                0.8     0.7     0.8     0.6     0.6     0.6     0.6
      Others                0.3     0.4     1.1     1.2     1.7     1.2     1.0
                            ---     ---     ---     ---     ---     ---     ---
        Subtotal           42.5    42.0    41.9    40.2    40.0    40.3    40.3

  Former Soviet Union       1.4%    1.0%    1.2%    1.3%    1.4%    1.1%    1.3%
      China                 6.0     7.3     8.5    10.0    10.7    11.6    12.4
      Others                0.7     0.8     0.8     0.9     0.3     0.3     0.2
                            ---     ---     ---     ---     ---     ---     ---
        Subtotal            8.1     9.1    10.5    12.2    12.4    13.0    13.9
  Total                   100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                          ------  ------  ------  ------  ------  ------  ------

Source: Ministry of Finance, The Summary Report--Trade of Japan (December 1997).

                           SECURITIES MARKETS IN JAPAN

      There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter
(OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies which are traded in an over-the-counter market are generally securities of relatively small or little-known companies.

      There are two widely followed price indices. The Nikkei Stock Average
(NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.


      The following table shows the high, low and close of the Nikkei Stock Average, TOPIX and the Nikkei OTC Index for the years 1988 through 1997.


Calendar              NSA*                         TSE/TOPIX*                       OTC**
  Year      High       Low       Close       High      Low      Close     High       Low      Close
  ----      ----       ---       -----       ----      ---      -----     ----       ---      -----

  1988    30159.00   21217.04   30159.00   2357.03   1690.44   2357.03   1402.61   1099.52   1313.11
  1989    38915.87   30183.79   38915.87   2884.80   2364.33   2881.37   2597.52   1315.40   2597.52
  1990    38712.88   20221.86   23848.71   2867.70   1523.43   1733.83   4149.20   2154.20   2175.48
  1991    27146.91   21456.76   22983.77   2028.85   1638.06   1714.68   3333.78   1918.06   1946.14
  1992    23801.18   14309.41   16924.95   1763.43   1102.50   1307.66   2022.41   1099.32   1227.93
  1993    21148.11   16078.71   17417.24   1698.67   1250.06   1439.31   1728.13   1200.84   1447.60
  1994    21552.81   17369.74   19723.06   1712.73   1445.97   1559.09   2002.73   1445.47   1776.25
  1995    20011.96   14485.41   19868.15   1585.87   1193.16   1577.70   1852.13   1194.77   1488.40
  1996    22666.80   19161.71   19361.35   1722.13   1448.45   1470.94   1747.17   1316.25   1330.55
  1997    20681.07   14775.22   15258.74   1560.28   1130.00   1175.03   1333.11    708.23    721.53

Sources: *Tokyo Stock Exchange, Annual Securities Statistics (1996); Monthly
         Statistics Report (Dec. 1988, 1989, 1990, 1991, 1993, 1994, 1995, 1996,
         1997).
        **Annual Statistics of OTC Stocks (1997), issued by Japan Securities
          Dealers Association.

      In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2881.37. The Index then declined 39.8% in 1990, 1.1% in 1991 and 23.7% in 1992, reaching, at that point, 1307.66. In 1993 the Index rose 10.1% to 1439.31, in 1994, 8.3% to 1559.09 and in 1995, 12% to 1577.70. In 1996, the Index declined 6.8% to 1470.94 and in
1997, 20.1% to 1175.03. Beginning in 1991, a number of trading improprieties, including allegations that some of the major brokerage firms engaged in unauthorized reimbursements to large corporate customers for stock market losses, have been reported in the press. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

      The following table presents certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past six years.


                        1992              1993               1994               1995              1996               1997
                     TSE      OTC      TSE      OTC       TSE      OTC       TSE     OTC       TSE      OTC       TSE     OTC
Market
Capitalization
(in billions
of yen)            289,483   7,943   324,357   11,228   358,392   14,558   365,716  14,535   347,578   14,904   280,930  9,228

Daily Average
Trading Volume
(000 shares)       268,857   1,767   353,394    4,374   342,163    8,994   369,613   9,763   405,549    9,766   439,049  5,614

Number of
Listed
Companies            1,651     436     1,667      477     1,689      564     1,714     678     1,766      762     1,805    834


Source:     Tokyo Stock Exchange, Monthly Securities Statistics (Jan. 1998).


      Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio. Historically, investments in the OTC market have been more volatile than the TSE.


      The proportion of trading by institutional investors had tended to increase at the expense of individuals, but in the last three years of stock price declines, the share of trading represented by financial institutions and business corporations has fallen while the share of trading by foreigners has risen substantially as can be seen in the following table:


               Financial     Business
              Institutions  Corporations  Individuals   Foreigners     Other
      1990       37.4%         13.2%         31.2%         14.1%       4.1%
      1991       34.6          10.7          31.0          19.8         3.9
      1992       31.9           8.5          28.2          27.4         4.0
      1993       34.6           8.7          28.0          25.2         3.1
      1994       34.2           7.3          23.3          32.2         3.0
      1995       30.3           7.3          25.8          33.7         2.9
      1996       32.6           5.9          23.3          36.4         2.8
      1997       28.6           5.9          24.7          37.1         3.5

Source: Tokyo Stock Exchange, Annual Securities Statistics (1997).

      The following table shows the price/earning ratios and rates of return for TOPIX for each of the past seven years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio declined sharply in 1990, 1991 and 1992 as a result of the decline in stock prices. It rose in the period from 1993 through 1996 due in part to a recovery in stock prices but also to a decline in earnings. The rate of return declined 6% in 1996 and 19.2% in 1997 largely as a result in the decline in stock prices. In 1996 and 1997, the return on the TOPIX registered minus figures, but price/earnings ratio at the end of 1997 became the same.

                AVERAGE PRICE/EARNINGS RATIOS AND RATES OF RETURN

                                     Average
                                 Price/Earnings         Rate of
                                      Ratio             Return*
                    1991              37.8               -0.5
                    1992              36.7              -22.9
                    1993              64.9               10.9
                    1994              79.5                9.0
                    1995              86.5                2.0
                    1996              79.3               -6.0
                    1997              37.6              -19.2

* Rates of return in yen calculated on basis of closing prices and average dividends for each year.

Sources: Tokyo Stock Exchange, Annual Securities Statistics (1991, 1992, 1993,
         1994, 1995, 1996, 1997); Monthly Statistics Report (Dec. 1989, 1990,
         1991, 1992, 1993, 1994, 1995, 1996, 1997).

      Following is a statistical comparison between the Tokyo Stock Exchange (both sections) and the New York Stock Exchange for the six years ending 1997:

                              1992         1993         1994         1995        1996        1997

                            TSE  NYSE    TSE  NYSE    TSE  NYSE    TSE  NYSE   TSE  NYSE    TSE  NYSE
                            ---  ----    ---  ----    ---  ----    ---  ----   ---  ----    ---  ----
Number of Companies        1651  2063   1667  2362   1689  2570   1714  2675  1766  2907   1805  3047
Aggregate Market Value
  in Billions of Dollars*  2331  4035   2898  4545   3590  4448   3557  6000  2996  7300   2162  9413
  as Percentage of GDP       61    67     68    72     75    66     76    83    69    96     56   116

Turnover Ratio (%)           20    40     26    50     25    51     27    59    29    63     31    69

* Calculated on the basis of the yen conversion rate published by the IMF.
Sources: Tokyo Stock Exchange, Annual Securities Statistics (1996).

      The following table, compiled by Morgan Stanley Capital International, sets forth the size of the Japanese equity market in comparison with that of other major equity markets for the years ending December 31, 1993, 1994, 1995, 1996 and 1997.

                         EQUITY STOCK MARKETS OF THE WORLD
                               (dollars in billions)

                         December 1993         December 1994          December 1995         December 1996        December 1997
                          $         %           $          %           $         %           $        %          $          %
                         ---       ---         ---        ---         ---       ---         ---      ---        ---        ---

United States           4467.0     38.4       4626.3      36.6       6338.0     41.9      7,835.9    45.1      8,607.4    47.2
Japan                   2885.4     24.8       3624.5      28.7       3582.7     23.7      3,071.0    17.7      2,287.8    12.5
United Kingdom          1189.9     10.2       1145.0       9.1       1354.3      9.0      1,740.1    10.0      2,097.6    11.5
Canada                   296.6      2.5        288.0       2.3        333.4      2.2        463.6     2.7        543.3     3.0
Federal Republic
of Germany               442.6      3.8        476.9       3.8        579.5      3.8        648.3     3.7        825.2     4.5
Australia                196.2      1.7        212.4       1.7        245.4      1.6        306.4     1.8        284.7     1.6
Switzerland              243.8      2.1        284.0       2.2        401.6      2.7        406.6     2.3        579.3     3.2
France                   453.4      3.9        444.3       3.5        504.5      3.3        600.8     3.5        677.9     3.7
Netherlands              171.2      1.5        224.4       1.8        304.3      2.0        393.4     2.3        358.3     2.0
Hong Kong                383.2      3.3        241.2       1.9        274.4      1.8        393.4     2.3        340.7     1.9
Other                    908.6      7.8       1072.8       8.5       1197.2      7.9      1,531.9     8.8      1,630.1     8.9
                         -----      ---       ------       ---       ------      ---      -------     ---      -------     ---

Total                $11,637.9    100.00%  $12,639.8     100.00%  $15,115.3    100.00%  $17,391.4   100.00%  $18,232.3   100.00%

Source: Morgan Stanley Capital International (Quarterly 1993:1, 1994:1, 1995:1,
        1996:1, 1997:1, 1998:1).

                             PURCHASES AND EXCHANGES

                (See "Purchases and redemptions" and "Transaction
                     information" in the Fund's prospectus.)

Additional Information About Opening An Account

      Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Investor Services, Inc. by letter, fax, or telephone.

      The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Additional Information About Making Subsequent Investments

      Subsequent purchase orders for $2,500 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone by established shareholders (except by Scudder Individual Retirement

Account (IRA), Scudder profit sharing, Scudder 401(k) and Scudder 403(b) planholders), members of the NASD and banks. Orders placed in this manner may be directed to The Japan Fund Service Center or to any Scudder Funds Center office. A two-part invoice of the purchase will be mailed out promptly following receipt of a request to buy. Payment should be attached to a copy of the invoice for proper identification. Federal regulations require that payment be received within seven (7) business days. If payment is not received within that time, the shares may be canceled. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy


      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

      In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.


      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

      A certified check is not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

      If shares are purchased by a check which proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund or any of the other funds in the Scudder Family of Funds.

Wire Transfer of Federal Funds

      To obtain the net asset value determined as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange (the "Exchange") on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to such close.

      The bank sending an investor's federal funds by bank wire may charge for the service. Presently Scudder Investor Services, Inc. (the "Distributor") pays a fee for receipt by the custodian of "wired funds," but the right to charge investors for this service is reserved.

      Boston banks are closed on certain holidays that the Exchange may be open. These holidays are Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because State Street Bank is not open to receive such funds on behalf of the Fund.

Share Price

      Purchases will be filled without sales charge at the net asset value next computed after receipt of the Application in good order. Purchases made by check are executed on the next business day after the check is received by the Fund's transfer agent. Net asset value normally will be computed as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next day's net asset value. If the order has been placed by a member of the NASD, other than Scudder Investor Services, Inc., it is the responsibility of the broker, and not the Fund, to place the order by the close of the Exchange.

Share Certificates

      Due to the desire of Fund management to afford ease of redemption, ownership in the Fund is on a non-certified basis. Share certificates now in a shareholder's possession may be sent to the Fund's transfer agent for cancellation and credit to such shareholder's account on a non-certificated basis.

Other Information

      The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

      If transactions are arranged and settlement is made through a member of the NASD, other than the Distributor that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and Scudder Investor Services, Inc. each may suspend or terminate the offering of shares of a Fund at any time.

      The Tax Identification Number section of the Fund's application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information, except those from exempt organizations, may be returned to the investor.

      The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Exchanges

      The procedure for exchanging shares from The Japan Fund, Inc. into shares of another Scudder fund, when the new account is established with the same registration, telephone option, dividend option and address as the present account, is set forth under "Purchases and Redemptions -- Opening An Account" in the Fund's prospectus. If an exchange involves establishing a new account, at least $1000 must be exchanged. If the exchange is made into an existing account, at least $100 must be exchanged. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Purchases and Redemption -- Selling Fund Shares -- Signature guarantees" in the Fund's prospectus.

      Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day. Notwithstanding the foregoing, if a shareholder requests to exchange his or her Japan Fund shares for shares in another fund in the Scudder Family of Funds, and in connection therewith receives Fund portfolio securities in payment for those Fund shares (see "REDEMPTIONS" below), there will be a delay in repurchasing shares in such other fund owing to the time required to liquidate such securities on the shareholder's behalf and to remit the proceeds of such liquidation to the Fund's transfer agent. Accordingly, an exchange order in those instances (1) may not be executed for up to seven business days after the exchange request is received in good order and (2) will be executed at the net asset value next determined after the transfer agent's receipt of such liquidation proceeds.

      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from the Fund or another Scudder Fund to an existing account in the Fund or another Scudder Fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

      There is no charge to the shareholder for any exchange described above. An exchange into another fund in the Scudder Family of Funds is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such an exchange may be subject to backup withholding. (see "Taxes.")

      Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

      The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds. For more information, please call 1-800-225-5163.

                                   REDEMPTIONS

         (See "Purchases and Redemptions" and "Transaction Information"
                           in the Fund's prospectus.)

Redemption by Telephone

      Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

      (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

      (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

      Telephone redemption is not available with respect to shares represented by share certificates.

      If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

      Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

Redemption By QuickSell

      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. To sell shares by QuickSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

      In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

      The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

      Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed as explained in the Fund's prospectus.

      In order to ensure proper authorization before redeeming shares, the transfer agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.


      It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Fund's transfer agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.


      The requirements for the IRA redemptions are different from those for regular accounts. For more information call 1-800-53-JAPAN.

Redemption-in-Kind

      In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

      If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock-market risk and currency exchange risk.

      If a shareholder receives portfolio securities upon redemption of his Fund shares, he may request that such securities either (1) be delivered to him or his designated agent or (2) be liquidated on his behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to him.

Other Information

      All redemption requests must be directed to the Fund's transfer agent. Redemption requests that are delivered to the Fund rather than to the Fund's transfer agent will be forwarded to the transfer agent, and processed at the next calculated NAV after receipt by the transfer agent.

      The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge. Redemption of shares, including an exchange into another fund in the Scudder Family of Funds, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

      Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

      Shareholders should maintain a share balance worth at least $2,500 ($1,000 for IRAs, Uniform Gift to Minors Act, and Uniform Trust to Minors Act accounts), which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000 ($500 for an UGMA, UTMA, IRA and other retirement accounts), if an automatic investment plan (AIP) of $100/month ($50/month for an UGMA, UTMA, IRA and other retirement accounts) is established.

      Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an AIP, will be assessed an annual $10.00 per fund charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

                    FEATURES AND SERVICES OFFERED BY THE FUND

             (See "Shareholder benefits" in the Fund's prospectus.)

The Pure No-Load(TM) Concept

      Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

      Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

      A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

      A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

      Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

      The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

===============================================================================

                     Scudder                                      No-Load Fund
                  Pure No-Load(TM)  8.50% Load   Load Fund with    with 0.25%
     YEARS            Fund             Fund      0.75% 12b-1 Fee   12b-1 Fee
--------------------------------------------------------------------------------
       10           $ 25,937         $ 23,733       $ 24,222        $ 25,354
--------------------------------------------------------------------------------
       15             41,772           38,222         37,698          40,371
--------------------------------------------------------------------------------
       20             67,275           61,557         58,672          64,282
===============================================================================

      Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.


Internet access

World Wide Web Site -- The address of the Scudder Funds site is http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

      The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

      Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

      Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password.

As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

      An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

      A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividends and Capital Gains Distribution Options

      Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Funds' prospectuses for the address.

      Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

      Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

      Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Investor Centers

      Investors may visit any of the Investor Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

      The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Funds.

Transaction Summaries

      Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

      The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

      Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

      Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

      Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

      Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

      New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

      Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

      Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

      Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

      Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

      Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

      Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Pennsylvania Tax Free Fund seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

      Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

      Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

      Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

      Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

      Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

      Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

      Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

      Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

      Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

      Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

      Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

      Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

      Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

      Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

      Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.


      Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

   Value

      Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

      Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

      Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

      Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

   Growth

      Scudder Classic Growth Fund seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

      Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

      Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

      Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

      Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

      Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

      Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

GLOBAL GROWTH

   Worldwide

      Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

      Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

      Scudder International Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.

      Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

      Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

      Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

   Regional

      Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

      Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

      Scudder Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

      The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.


      The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

      The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.


                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
              Automatic Withdrawal Plan" in the Fund's prospectus.)

      Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

      Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

      None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension Plans for Corporations and Self-Employed Individuals

      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

      Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

      A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

      The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-------------------------------------------------------------------------
     Starting                     Annual Rate of Return
      Age of       ------------------------------------------------------
  Contributions           5%                10%               15%
-------------------------------------------------------------------------
        25            $253,680          $973,704        $4,091,908
        35             139,522           361,887           999,914
        45              69,439           126,005           235,620
        55              26,414            35,062            46,699

      This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

-------------------------------------------------------------------------
     Starting                     Annual Rate of Return
      Age of       ------------------------------------------------------
  Contributions           5%                10%               15%
-------------------------------------------------------------------------
        25            $119,318          $287,021          $741,431
        35              73,094           136,868           267,697
        45              40,166            59,821            90,764
        55              16,709            20,286            24,681

Scudder Roth IRA:  Individual Retirement Account

      Shares of the Fund(s) may be purchased as the underlying investment for an individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

      Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

      Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

      An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

      An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

      The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

      Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

      The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

      Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

      The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      (See "Distribution and Performance Information--Dividends and Capital
                 Gains Distributions" in the Fund's prospectus.)

      The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

      The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

                        PERFORMANCE AND OTHER INFORMATION

           (See "Distribution and performance information--Performance information" in the Fund's prospectus.)

      From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula and (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

      Where:

        P      =     a hypothetical initial payment of $1,000
        T      =     average annual total return
        n      =     number of years
        ERV    =     ending redeemable value: ERV is the value, at the end of
                     the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

             Average Annual Total Return for periods ended 12/31/97

                      One Year   Five Years   Ten Years
                      --------   ----------   ---------


                       -14.40       -1.16       -1.02


Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

      Where:

         C      =     cumulative total return
         P      =     a hypothetical initial investment of $1,000
         ERV    =     ending redeemable value: ERV is the value, at the end of
                      the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

               Cumulative Total Return for periods ended 12/31/97

                      One Year   Five Years   Ten Years
                      --------   ----------   ---------


                       -14.40       -5.66       -9.72


Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

      The investment results of the Fund will tend to fluctuate over time, so that current distributions, total returns and capital change should not be considered representations of what an investment may earn in any future period. Actual distributions will tend to reflect changes in market yields, and will also depend upon the level of the Fund's expenses, realized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

      Quotations of the Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

      Comparison of non-standard performance data of various investments is valid only if such performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Comparison of Fund Performance

      A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.


      Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

      From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

            The Europe/Australia/Far East (EAFE) Index
            International Finance Corporation's Latin America Investable Total Return Index
            Morgan Stanley Capital International World Index
            J.P. Morgan Global Traded Bond Index
            Salomon Brothers World Government Bond Index
            Nasdaq Composite Index
            Wilshire 5000 Stock Index


      From time to time, in marketing and other Fund literature, (Trustees)(Directors) and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

      The Fund may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

      Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

      Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

      A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

      Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

      Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Fund include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

      Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

      The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

      Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

      Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

      International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.


                                FUND ORGANIZATION

               (See "Fund organization" in the Fund's prospectus.)

                                  TO BE UPDATED

      The Fund was incorporated under the laws of the State of Maryland in 1961.

      The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each--all of one class and all having equal rights as to voting, redemption, dividends and liquidation. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

      The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

      To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the Securities Act of 1933, as amended.


      As of March 31, 1998, all Directors and officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) 484,446 shares or 1.16% of the shares of the Fund.

      As of March 31, 1998, 5,352,016 shares in the aggregate, 12.85% of the outstanding shares of the Fund, were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


      To the best of the Fund's knowledge, as of March 31, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

                        INVESTMENT ADVISORY ARRANGEMENTS

               (See "Fund organization" in the Fund's prospectus.)

      At a special meeting held on December 21, 1993, shareholders of the Fund approved an Investment Management Agreement with Scudder, Stevens & Clark, Inc., succeeding Asia Management as the Fund's investment adviser. This agreement has the effect of reducing the total advisory fees paid by the Fund. The shareholders' approval of this agreement was ratified at a special meeting held on July 22, 1994.

      Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

      The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The

Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc., The Latin America Dollar Income Fund, Inc. and Scudder Spain and Portugal Fund, Inc. Some of the foregoing companies or trusts have two or more series.

      The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.

      Pursuant to an Agreement between Scudder, Stevens & Clark, Inc. and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, Scudder has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by Scudder with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. Scudder will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of Scudder (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

      The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.


      The Investment Management Agreement between the Fund and the Adviser dated and effective January 1, 1994, (the "Agreement"), was last approved by the Directors on December 31, 1997 and will continue in effect until October 31, 1998 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


      Under the Agreement, the Adviser regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Fund may from time to time establish.

      Under the Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      The Adviser pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Fund affiliated with the Adviser and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Adviser as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

      For its services under the Agreement, the Adviser receives a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on assets in excess of $100 million up to and including $300 million, 0.70 of 1% on assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund is determined as of the close of business on each business day of each month throughout the year.

      Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.


      The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.


      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Personal Investments by Employees of the Adviser

      Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS

Name, Age and Address                   Position with Fund        Principal Occupation***
---------------------                   ------------------        -----------------------

Henry Rosovsky (70)*                    Chairman of the Board     Professor,
Harvard University                      and Director              Harvard University
17 Quincy Street
Cambridge, MA  02138

Lynn Birdsong (51)#                     President                 Managing Director,
                                                                  Scudder Kemper Investments,
                                                                  Inc.

William L. Givens (68)                  Director                  President,
Twain Associates, Inc.                                            Twain Associates
553 Boylston Street
Brookline, MA 02146

William H. Gleysteen, Jr. (71)          Director                  Consultant
4937 Crescent Street
Bethesda, MD 20816

John F. Loughran (66)                   Director                  Retired Senior Adviser for
711 Silvergate Avenue                                             Asia Pacific to J.P. Morgan
Point Loma                                                        & Co., Inc.
San Diego, CA 92106

Yoshihiko Miyauchi (62)                 Director                  President and Chief
World Trade Center                                                Executive Officer of ORIX
Building 2-4-1                                                    Corporation
Hamamatsu-cho, Minato-ku
Tokyo, Japan

William V. Rapp (59)                    Director                  Managing Director,
131 Begbie                                                        Rue Associates;
University of Victoria                                            Professor, University of
Victoria, BC  Canada                                              Victoria; Senior Research
                                                                  Fellow, Columbia University
                                                                  Center on Japan Economy
                                                                  and Business


O. Robert Theurkauf (70)@#              Director                  Advisory Managing Director,
                                                                  Scudder Kemper Investments,
                                                                  Inc.

Hiroshi Yamanaka (85)                   Director                  Adviser to the Board,
Meiji Mutual Life                                                 The Meiji Mutual Life
Insurance Company                                                 Insurance Company
2-1-1, Marunouchi, Chiyoda-ku
Tokyo, Japan

Allan Comrie (78)                       Honorary Director         Director,
40 Sheridan Drive                                                 Petroleum & Resources
New Canaan, CT  06840                                             Corp., The Adams Express Co.

Name, Age and Address                   Position with Fund        Principal Occupation***
---------------------                   ------------------        -----------------------

Jonathan Mason (82)                     Honorary Director         Retired First Vice President
12092 Longwood Green Drive                                        Prudential-Bache Securities,
West Palm Beach, FL 33414                                         Inc.

James W. Morley (76)                    Honorary Director         Professor of Political
145 Piermont Road                                                 Science Emeritus
Closter, NJ 07624                                                 Columbia University

Robert G. Stone, Jr. (75)               Honorary Director         Chairman of the Board
Kirby Corporation                                                 and Director,
405 Lexington Ave - 39th Fl.                                      Kirby Corporation
New York, NY 10174


Shoji Umemura (78)*                     Honorary Director         Board Counselor,
The Nikko Securities Co., Ltd.                                    The Nikko Securities Co.,
3-1-1, Marunouchi, Chiyoda-ku                                     Ltd.
Tokyo, Japan

Elizabeth J. Allan (44)#                Vice President            Senior Vice President,
                                                                  Scudder Kemper Investments,
                                                                  Inc.


William E. Holzer (48)#                 Vice President            Managing Director,
                                                                  Scudder Kemper Investments,
                                                                  Inc.


Thomas W. Joseph (58)**+                Vice President            Senior Vice President,
                                                                  Scudder Kemper Investments,
                                                                  Inc.


Seung K. Kwak (36)#                     Vice President            Managing Director,
                                                                  Scudder Kemper Investments,
                                                                  Inc.

Miyuki Wakatsuki (61)                   Vice President            General Manager,
17-9, Nihonbashi-Hakozakicho                                      Japan Fund Office,
Chuo-Ku                                                           Nikko International Capital
Tokyo 103, Japan                                                  Management Co., Ltd.

Gina Provenzano (55)#                   Vice President and        Vice President,
                                        Treasurer                 Scudder Kemper Investments,
                                                                  Inc.

Kathryn L. Quirk (44)#                  Vice President and        Managing Director,
                                        Secretary                 Scudder Kemper Investments,
                                                                  Inc.


Thomas F. McDonough (50)+               Assistant Secretary       Senior Vice President,
                                                                  Scudder Kemper Investments,
                                                                  Inc.

John R. Hebble (39)+                    Assistant Treasurer       Senior Vice President,
                                                                  Scudder Kemper Investments,
                                                                  Inc.

* Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or its investment manager because of his affiliation with a broker-dealer.
** Mr. Joseph is a vice president, director, treasurer and assistant clerk of Scudder Investor Services, Inc., the Fund's principal underwriter.
*** Unless otherwise stated, all the directors and officers of the Fund have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
@ Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or of its investment manager because of his employment by Scudder Kemper.
#     Address = 345 Park Avenue, New York, New York 10154-0010.
+     Address = Two International Place, Boston, Massachusetts 02110-4103


      The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Theurkauf and Rosovsky, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

                                  REMUNERATION


      Several of the officers and Directors of the Fund may be officers of Scudder Kemper Investments, Inc. or of The Nikko Securities Co., Ltd. The Fund pays direct remuneration only to those officers of the Fund who are not affiliated with Scudder or their affiliates. Each of the Directors who is not affiliated with Scudder Kemper Investments, Inc. or The Nikko Securities Co., Ltd. will be paid by the Fund. Each of these unaffiliated Directors receives an annual Director's fee of $6,000 with the exception of the Chairman of the Board, who receives $16,000 annually. Each Director also receives fees of $1,000 for attending each meeting of the Board and $750 for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Fund and Scudder Kemper Investments, Inc., or any of its other affiliates. Each unaffiliated Director also receives $750 per committee meeting attended. As of July 30, 1992, Honorary Directors of the Fund received $1,000 for each Board meeting attended. For the year ended December 31, 1997, total expenses were $183,937 of which $134,763 were fee related and $53,527 was pension plan related.

      Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Non-Interested Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annnual Directors' retainer on the retirement date. Non-interested Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of a Non-interested Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Non-interested Director.

      Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, Directors, employees or stockholders of Scudder, The Nikko Securities Co., Ltd. Or Nikko International Capital Management Co., Ltd., and participate in the fees paid to those firms, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings. The Investment Management Agreement dated December 31, 1997 omitted the provision referencing the Fund's ability to obtain services from Nikko International Capital Management Co., Ltd. pursuant to a separate Agreement. That agreement was terminated effective December 31, 1995.

      The following table shows the aggregate compensation received by each unaffiliated director during 1997 from The Japan Fund and from all Scudder funds as a group.

--------------------------------------------------------------------------------------------
                                           Pension or        Estimated           Total
                                           Retirement         Annual       Compensation From
                           Aggregate    Benefits Accrued     Benefits      the Fund and Fund
     Name of Director    Compensation*  As Part of Fund        Upon           Complex **
                                            Expenses        Retirement
----------------------------------------------------------------------------------------------
     William L. Givens       $21,317         $4,372           $6,000        $25,689   (1 Fund)
----------------------------------------------------------------------------------------------
     William H.              $14,750         $5,498           $3,000       $141,648  (14 Funds)
     Gleysteen, Jr.
----------------------------------------------------------------------------------------------
     John F. Loughran        $11,750         $4,724           $6,000        $16,474   (1 Fund)
----------------------------------------------------------------------------------------------
     Yoshihiko               $12,250         $2,149           $6,000        $14,399   (1 Fund)
     Miyauchi
----------------------------------------------------------------------------------------------
     William V. Rapp         $15,500         $2,499           $6,000        $17,999   (1 Fund)
----------------------------------------------------------------------------------------------
     Henry Rosovsky          $26,250         $2,776           $6,000        $29,026   (1 Fund)
----------------------------------------------------------------------------------------------
     Hiroshi Yamanaka         $7,750         $7,803           $6,000        $15,553   (1 Fund)
----------------------------------------------------------------------------------------------
     Tristan E. Beplat            $0           $200              N/A           $200   (1 Fund)
     Honorary Director
----------------------------------------------------------------------------------------------
     Allan Comrie             $5,196         $4,789           $5,196         $9,985   (1 Fund)
     Honorary Director
----------------------------------------------------------------------------------------------
     Jonathan Mason           $6,000         $6,703           $6,000        $12,703   (1 Fund)
     Honorary Director
----------------------------------------------------------------------------------------------
     James W. Morley          $6,000         $5,988           $6,000        $11,988   (1 Fund)
     Honorary Director
----------------------------------------------------------------------------------------------
     Robert G. Stone, Jr.     $8,000         $6,026           $6,000        $14,026  (2 Funds)
     Honorary Director
----------------------------------------------------------------------------------------------

*  Includes pension or retirement benefits.
** Includes pension or retirement benefits accrued.

                                   DISTRIBUTOR

      Under the terms of the Underwriting Agreement dated and effective August 14, 1987, between the Fund and the Distributor, a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Securities and Exchange Commission of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

      Scudder Investor Services, Inc. also acts as distributor for Scudder California Tax Free Fund, Scudder California Tax Free Money Fund, Scudder Capital Growth Fund, Scudder Cash Investment Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Massachusetts Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund, Scudder Pennsylvania Tax Free Fund, Scudder Portfolio Trust, Scudder Securities Trust, Scudder Tax Free Money Fund, Scudder Tax Free Target Fund,

Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds. Scudder Kemper Investments, Inc., pays the expenses of the operations of Scudder Investor Services, Inc., with which it is affiliated.

NOTE: Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

      As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES

  (See "Distribution and performance information--Dividends and Capital Gains
      Distributions" and "Transaction Information -- Tax Information, Tax
               Identification Number" in the Fund's prospectus.)

United States Federal Income Taxation

      The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

      Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

      To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

      Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

      The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring Federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

      The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


      Recently enacted legislation will allow the Fund to make an election to mark to market its shares of PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


      Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

      The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract, or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 28% and 25% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).


      Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

      All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.


      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.


Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares (which includes exchanging his shares for shares of another Scudder Fund). A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

      A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.


      Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 28% if the shareholder's period for the shares is not more that 18 months and at the rate of 20% if the shareholder's period for the shares is more than 18 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposed of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 28% and 20%, respectively, in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.


      Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.


      If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

      Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

      A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

      The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

      The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

      Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.


                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

      Allocation of brokerage is supervised by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

      Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Directors review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      Total brokerage commissions paid by the Fund amounted to $__________ for 1997, $__________ for 1996 and $__________ for 1995. Of such amounts, commissions were paid by the Fund for brokerage services rendered by The Nikko Securities Co., Ltd. ("Nikko Securities") in respect of portfolio transactions by the Fund in the amounts of $303,671 for 1996, $186,917 for 1995 and $60,488 for 1994. Such amounts represented _ %, 7.6% and 2.3% of the total brokerage commissions paid by the Fund in such years, respectively. The advisory fee paid to NICAM was not reduced because of such brokerage commissions. During the years ended December 31, 1997, 1996 and 1995, there were ___ commissions paid or accrued by the Fund to J.P. Morgan Securities Asia, Ltd. The rate of total portfolio turnover of the Fund for the years 1997, 1996 and 1995 was 96.4%, 72.6%, and 69.9%, respectively.


                                 NET ASSET VALUE


      The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.


      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

      Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

      The financial statements of the Fund included in the Annual Report to shareholders dated December 31, 1997, attached to this Statement of Additional Information, have been examined by Price Waterhouse LLP, independent accountants, in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Public Official Documents

      The documents referred to after the tabular and textual information appearing herein under the caption "JAPAN AND THE JAPANESE ECONOMY" and "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

      Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's investment adviser in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

      The CUSIP number of The Japan Fund, Inc. is 471070-10-2.

      The Fund employs Davis Polk and Wardwell as the Fund's counsel.

      The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian and Fund Accounting Agent. Sumitomo Trust and Banking Co. (Tokyo Office) is employed as Sub-Custodian.

      Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02205-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the Fund was charged by Scudder Service Corporation $516,112, of which $37,442 was unpaid at December 31, 1997.



      The Funds, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


      The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                              FINANCIAL STATEMENTS

      The financial statements of The Japan Fund, Inc., are attached hereto on pages 10 through 23, inclusive, in the Annual Report to the shareholders of the Fund dated December 31, 1997, and are deemed to be a part of this Statement of Additional Information.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

[logo]



                                     [logo]


                              THE JAPAN FUND, INC.

                                  Annual Report
                                December 31, 1997



                         A pure no-load(TM) mutual fund


                        Scudder Kemper Investments, Inc.
                               Investment Manager

                              THE JAPAN FUND, INC.

CONTENTS

  Portfolio Management Discussion...................................  3
   Reviews the period's investing strategies, financial markets, and economic conditions

  Performance Update................................................  8

  Portfolio Summary.................................................  9

  Investment Portfolio.............................................. 10
   Itemized list of your Fund's portfolio holdings

  Financial Statements.............................................. 14

  Financial Highlights.............................................. 17

  Notes to Financial Statements..................................... 18

  Report of Independent Accountants................................. 23

  Tax Information................................................... 24

  Stockholder Meeting Results....................................... 25

  Officers and Directors............................................ 27

  How to Contact The Japan Fund............................. Back cover

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         1997 was another trying year for investors in Japanese equities. With the 7.95% depreciation in the yen and the 20.10% decline in the stock market, the dollar based TOPIX experienced a total return of -28.05%. In contrast, The Japan Fund provided a total return of -14.40%, outperforming the TOPIX benchmark.

         Despite the poor performance of Japanese equities over the period, as outlined in a special letter to shareholders of The Japan Fund, dated January 16, 1998, as well as in the following discussion, we believe the foundation is being laid for an improved business and investment climate in Japan. This view is supported by both improved equity valuations and the ongoing trend toward deregulation of the Japanese economy.

                             Review of 1997

         The Japanese stock market and the yen rallied in the first half of 1997, as the front-loading of demand before the consumption tax hike in April raised hopes of a gradual reflation in the Japanese economy. In addition, the government's rescue plan for the ailing Nippon Credit Bank was viewed as an indication of progress toward getting financial system risks under control, and nascent corporate initiatives in share buybacks and management stock options reflected a new sensitivity to stock price levels by a growing number of Japanese corporate managers.

         However, optimism eroded rapidly in the latter half of the year as economic activity stalled after the fiscal retrenchment became effective. Furthermore, the currency and stock market crisis in Southeast Asia in late summer threatened to slow the only vibrant engine of growth in Japan, the export sector. Finally, a series of major bankruptcies in the fall, culminating in the collapse of a major bank, Hokkaido Takushoku Bank, and a major securities company, Yamaichi Securities, the largest post-war bankruptcy, caused a severe loss of confidence in the strength of the Japanese financial system, uncertainty among consumers about their employment prospects, and a cynicism regarding the ability of the authorities to contain the economic and financial downturn. The two trillion yen surprise tax cut announced in December failed to reverse this negative market sentiment. The yen entered into a new bout of weakness in the second half of the year, and the TOPIX closed 1997 near its record low for the post-1990 bear market.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

     There were some bright spots within the stock market, however. The growing deregulation and globalization of the Japanese economy continued to support a polarization between the "winners" and the "losers" in the stock market. Non-bank financial companies, global companies, and the strongest companies in their respective industries retained much of their value, while the weaker companies and industries were sold mercilessly. This polarization significantly boosted the performance of The Japan Fund versus the overall market. The Fund's core holdings among global companies, such as Canon, Sony, and Ricoh, its core holdings among non-bank financials, such as Nichiei, Shohkoh Fund, and Orix, as well as the Fund's major holdings among industry leaders such as Secom, Nomura Securities, and Nippon Meat Packers, buttressed the Fund's performance in a falling market.

                       Improved Valuations Support Outlook

     The overall market sentiment in Tokyo as we enter 1998 is very weak, and the visible economic and earnings prospects indicate a possibility of further near term weakening of the yen and the stock market. However, an objective analysis of market valuations gives some signs of encouragement for the fundamental investor. This is because we believe that valuations for many of the companies in the Japanese market may have by now, to a large extent, discounted the worst of the market's fears. At the end of 1997, over half of the companies on the Tokyo Stock Exchange First Section were selling below book value and at price-earnings ratios of less than 25, while nearly the same number offered dividend yields in excess of the 10-year Japanese government bond yield.

     Because of the major waves of deregulation and global competition, some of the cheapest stocks may be on their way to bankruptcy. However, we believe that many others that have been similarly sold down have the potential to cut costs, expand margins and boost earnings once the management becomes more stock price and earnings driven. And this change in Japanese corporate governance from an emphasis on stakeholders -- employees, creditors, suppliers, buyers -- to an emphasis on equity shareholders appears to be gaining momentum. As visible evidence of such a trend, stock buybacks and introduction of management stock options are accelerating and increasingly becoming mainstream, rather than maverick, activities.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

         To be sure, stock market movements often overshoot fair valuations by large magnitudes and for protracted durations, both on the upside and downside. A highly visible catalyst is often needed for market dynamics to be reversed and for attractive values to come into focus. While it is difficult to predict the nature and timing of such a catalyst, we believe that several potential developments could act as a trigger for any market rebound.

         First, the Hashimoto regime is currently claiming both fiscal balance and economic stimulus as policy goals; a capitulation on the goal of budget retrenchment would help restore confidence in the prospects for recovery. Second, radical changes in the stock market, the financial system, and corporate structures would also fuel the necessary change in market dynamics. These could include massive infusion of public money to shore up bank capital, a large reduction in corporate taxes or taxation on dividends, or a creation of some mechanisms to offset sales of cross-holdings with share buybacks. Finally, as valuations of even sound businesses get cheap enough, merger and acquisition ("M&A") activity that attempts to unlock the large corporate wealth -- assets, brand, distribution, or technology -- may lead to a reappraisal of "value" in Japanese corporations. Already, the management of Nidec, one of The Japan Fund's top holdings, has begun to acquire other publicly traded companies with strong technology, established production and distribution channels, and capable personnel at attractive prices. The continued dissolution of cross-holdings and the already visible signs that the banks are moving away from protecting their "convoy" of borrowers indicate that the "normal" capital market dynamics of M&A activity should occur in Japan in a matter of time. The Japanese market should no longer be immune to market discipline, and these forces may speed the pace of much-needed consolidation and restructuring in many Japanese industries.

                 Portfolio Focus on "Winners" from Deregulation

     The Japan Fund continues to focus on the likely "winners" in an environment of deregulation and globalization. Global companies, smaller and medium size growth companies with the potential to become future blue chips, and leading domestic companies with attractive valuations continue to be the backbone of the Fund. Among the Fund's top ten holdings at 1997-end were: Canon, Nintendo, and Shimano among global companies;

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

Unicharm, Shohkoh Fund, and Nidec among potential blue chips; and Secom, Orix, and Nomura Securities among domestic industry leaders.

     To position the Fund for 1998, we have added to investments in the food and pharmaceutical industries, first, to add to the defensiveness of the portfolio given uncertainties in economic and market prospects, and second, to seize the upside opportunity afforded by the attractive M&A valuation of some of these companies. For example, House Foods and Yamanouchi Pharmaceutical boast strong brands, competitive positions, and distribution, and carry large net cash on their balance sheets equal to a substantial portion of their stock market capitalizations. Moreover, they generate steady and growing streams of free cash flow which we believe are undervalued by the stock market.

     In the financial sector, while Nomura Securities is among our top holdings because of its prospects as a "winner" in its industry, we have also added Daiwa and Nikko Securities, given that they now sell for less than their current net asset values, not including the hidden value of their asset management subsidiaries, despite having among the top three domestic securities distribution networks. We have also initiated preliminary investments in some of the major banks since November, as we believe that the collapse of bank stocks to levels 80% below their peak and valuations relative to operating profits on par with global valuations indicate that the market may finally be discounting much of their bad debt risks. Moreover, the changes we observe in some of the leading banks' managements from asset expansion orientation to asset downsizing and margin expansion indicate a potential for substantial improvement in shareholder returns once the bad debt issues are cleared. We are even beginning to see evidence that some of the leading banks have joined the better known global companies in leading Japanese corporate governance to a greater shareholder orientation. We believe that these recent additions should boost the Fund's performance on the next market upturn, as well as over the longer term.

                   A Stronger Foundation for Japanese Equities

     While further bankruptcies among the weaker publicly traded companies, especially in industries such as construction, finance, and basic materials, may be possible, and the stock market may be vulnerable to more volatility in the short term, we view such shocks as the necessary cost of removing excess capacity, forcing consolidation and restructuring of Japanese corporations that will emerge as stronger and more profitable global players. We believe that the current turmoil is not the start of a meltdown of the Japanese financial system, but the birth pains of a new, more global, and ultimately stronger corporate sector in Japan.

     Unlike its Asian neighbors, Japan still boasts one of the top credit ratings in terms of sovereign risk, the largest current account surplus in the world, a motivated and well educated work force, a deep capital and technology base, and a group of world class companies who are leading the way to a more shareholder oriented corporate management. We believe the Fund is well positioned to capitalize on the long-term opportunity presented by one of the world's largest and most highly developed economies, and thank you for your continued investment.

Sincerely,
/s/Lynn Birdsong,     /s/Henry Rosovsky,
Lynn Birdsong,     Henry Rosovsky,
President           Chairman

                                 The Japan Fund:
                          A Team Approach to Investing

   The Japan Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

   Lead Portfolio Manager Seung Kwak assumed responsibility for the Fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined SKI in 1988. Elizabeth J. Allan, Portfolio
Manager, helps set the Fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the Fund since she joined SKI in 1987 and has numerous years of Pacific Basin research and investing experience.

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
THE JAPAN FUND, INC.
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
12/31/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $  8,560    -14.40%  -14.40%
5 Year     $  9,434     -5.66%   -1.16%
10 Year    $  9,028     -9.72%   -1.02%

---------------------------------------
TOPIX
---------------------------------------
1 Year     $  7,195    -28.05%  -28.05%
5 Year     $  8,974    -10.26%   -2.14%
10 Year    $  6,839    -31.61%   -3.72%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

THE JAPAN FUND, INC.
Year            Amount
----------------------
'87            $10,000
'88            $11,940
'89            $13,329
'90            $11,148
'91            $11,495
'92            $ 9,570
'93            $11,832
'94            $13,020
'95            $11,839
'96            $10,546
'97            $ 9,028

TOPIX
Year            Amount
----------------------
'87            $10,000
'88            $13,320
'89            $14,226
'90            $ 9,122
'91            $ 9,887
'92            $ 7,621
'93            $ 9,458
'94            $11,534
'95            $11,385
'96            $ 9,506
'97            $ 6,839

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 16.24   $ 14.27  $ 10.76  $ 10.69  $  8.90  $ 10.33  $ 10.50  $  9.44  $  8.33  $  6.77
INCOME DIVIDENDS..   $   .02   $   .08  $   .09  $    --  $    --  $   .28  $    --  $    --  $   .08  $   .37
CAPITAL GAINS
DISTRIBUTIONS.....   $  3.88   $  3.59  $  1.10  $   .41  $    --  $   .39  $   .85  $   .11  $    --  $    --
FUND TOTAL
RETURN (%)........     19.40     11.63   -16.36     3.11   -16.74    23.64    10.03    -9.07   -10.92   -14.40
INDEX TOTAL
RETURN (%)........     33.19      6.79   -35.88     8.39   -22.92    24.07    21.96    -1.29   -16.51   -28.05

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    94%
Cash Equivalents                    4%
Foreign Debt                        2%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is substantially fully
invested in Japanese equities.

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes 4% Cash Equivalents)
---------------------------------------------------------------------------
Financial                          22%
Consumer Discretionary             16%
Manufacturing                      16%
Consumer Staples                   15%
Technology                         10%
Service Industries                  7%
Construction                        5%
Media                               3%
Health                              2%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Among financial companies,
Japanese banks are not only
attractively valued but are
increasingly focused on
shareholder returns.

---------------------------------------------------------------------------
TEN LARGEST HOLDINGS (38% of Portfolio)
---------------------------------------------------------------------------
1.   UNI-CHARM CO., LTD.
     Leading manufacturer of sanitary napkins and paper diapers
2.   NIDEC CORP..
     Top global manufacturer of small-scale motors for hard disc drives
3.   NINTENDO CO., LTD.
     Leading game equipment manufacturer
4.   SECOM CO., LTD.
     Leading electronic security system operator
5.   NOMURA SECURITIES CO., LTD.
     Leading Japanese securities broker and underwriter
6.   CANON INC.
     Leading producer of visual image and information equipment
7.   SHIMANO INC.
     Top global producer of bicycle parts
8.   SHOHKOH FUND & CO., LTD.
     Leading finance company for small and medium-sized firms
9.   ORIX CORP.
     Largest leasing company in Japan
10.  SAKURA BANK, LTD.
     Full service bank

Top holdings include global
companies, leading domestic
companies, and tomorrow's
potential blue chips.
---------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page
10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of           Principal                                                     Market
                            Portfolio        Amount(b)                                                    Value($)
------------------------------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------
                              3.7%           REPURCHASE AGREEMENTS
                                     -----------------------------------------------------------------------------

                                             9,801,000  Repurchase Agreement with Donaldson,
                                                         Lufkin & Jenrette dated 12/31/97 at 6.5% to
                                                         be repurchased on 1/2/98 at $9,804,539
                                                         collateralized by a $9,864,000 U.S. Treasury
                                                         Note, 5.875%, 6/30/00 (Cost $9,801,000) ......  9,801,000
                                                                                                        ----------
                                     -----------------------------------------------------------------------------
                              2.3%           FOREIGN BONDS-NON U. S. $ DENOMINATED
                                     -----------------------------------------------------------------------------

                                     JPY   459,000,000  Sony Corp., 0.15%, 3/30/01 (Cost $4,833,572) ..  6,220,750
                                                                                                        ----------

                                     -----------------------------------------------------------------------------
                              6.1%           CONVERTIBLE BONDS
                                     -----------------------------------------------------------------------------

MEDIA                        1.3%
Print Media                          JPY   478,000,000  Softbank Corp., Zero Coupon, 3/31/00 ..........  3,403,828
MANUFACTURING                2.0%                                                                       ----------

Office Equipment/
Supplies                             JPY   445,000,000  Ricoh Co., Ltd., 1.5%, 3/29/02 ................  5,431,317
                                                                                                        ----------
TECHNOLOGY                   2.8%

Electronic Components/
Distributors                 1.1%    JPY   263,000,000  Nidec Corp., 1.0%, 9/30/03 ....................  2,960,260
                                                                                                        ----------
Electronic Data
Processing                   0.7%    JPY   162,000,000  Fujitsu Ltd., 1.95%, 3/31/03 (c) ..............  1,765,130
                                                                                                        ----------

Semiconductors               1.0%    JPY   232,000,000  NEC Corp., 1%, 9/30/11 ........................  1,954,058
                                     JPY    62,000,000  Tokyo Electron Ltd., 0.9%, 9/30/03 ............    626,646
                                                                                                        ----------
                                                                                                         2,580,704
                                                                                                        ----------
                                                        TOTAL CONVERTIBLE BONDS (Cost $16,515,705)      16,141,239
                                                                                                        ----------

                                     -----------------------------------------------------------------------------
                             87.9%           COMMON STOCKS
                                     -----------------------------------------------------------------------------

                                              Shares
                                            ----------
CONSUMER DISCRETIONARY      13.8%

Recreational Products        8.9%              123,300  Nintendo Co., Ltd. ............................ 12,084,533
                                               437,000  Shimano Inc. ..................................  8,030,628
                                               131,100  Square Co., Ltd. ..............................  3,633,859
                                                                                                        ----------
                                                                                                        23,749,020
                                                                                                        ----------



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                            % of                                                                           Market
                          Portfolio            Shares                                                     Value($)
------------------------------------------------------------------------------------------------------------------

Restaurants                  1.5%              104,271  Genki Sushi Co., Ltd. .........................  1,149,696
                                                   320  Yoshinoya D&C Co., Ltd. .......................  2,928,025
                                                                                                        ----------
                                                                                                         4,077,721
                                                                                                        ----------

Specialty Retail             3.4%              168,300  Fast Retailing Co., Ltd. ......................  2,693,315
                                                53,000  Ryohin Keikaku Co., Ltd. ......................  3,490,046
                                               754,000  Senshukai .....................................  2,828,943
                                                                                                        ----------
                                                                                                         9,012,304
                                                                                                        ----------
CONSUMER STAPLES            13.8%
Department & Chain Stores    1.1%               84,500  FamilyMart Co., Ltd. ..........................  3,028,025
Food & Beverage              5.3%                                                                       ----------
                                                88,400  Ariake Japan Co., Ltd. ........................  2,876,723
                                               350,000  Fujicco Co., Ltd. .............................  2,947,933
                                               362,000  House Foods Industry ..........................  4,712,098
                                               280,600  Rock Field Co., Ltd. (c) ......................  3,738,469
                                                                                                        ----------
                                                                                                        14,275,223
                                                                                                        ----------
Package Goods/
Cosmetics                    6.1%              460,800  Uni-Charm Co., Ltd. ........................... 16,300,888
                                                                                                        ----------
Textiles                     1.3%            1,678,000  Gunze, Ltd. ...................................  2,775,253
                                               162,000  Nisshinbo Industries Inc. .....................    682,236
                                                                                                        ----------
                                                                                                         3,457,489
HEALTH                       2.4%                                                                       ----------

Pharmaceuticals                                299,000  Yamanouchi Pharmaceutical Co., Ltd. ...........  6,410,413
FINANCIAL                   24.4%                                                                       ----------
Banks                        8.5%            1,245,000  Asahi Bank Ltd. ...............................  5,052,450
                                               370,000  Industrial Bank of Japan, Ltd. ................  2,634,763
                                             2,441,000  Sakura Bank Ltd. ..............................  6,971,616
                                               302,000  Sanwa Bank, Ltd. ..............................  3,052,374
                                             1,092,000  Tokai Bank ....................................  5,083,737
                                                                                                        ----------
                                                                                                        22,794,940
                                                                                                        ----------

Other Financial
Companies                   15.9%            1,339,000  Daiwa Securities Co., Ltd. ....................  4,613,706
                                               156,000  Jafco Co. Ltd. ................................  5,554,364
                                                44,876  Nichiei Co., Ltd. .............................  4,776,236
                                             1,203,000  Nikko Securities Co., Ltd. ....................  3,187,121
                                               644,000  Nomura Securities Co., Ltd. ...................  8,580,092
                                               111,400  Orix Corp. ....................................  7,762,175
                                                26,200  Shohkoh Fund & Co., Ltd. ......................  7,984,380
                                                                                                        ----------
                                                                                                        42,458,074
                                                                                                        ----------



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of                                                                         Market
                            Portfolio        Shares                                                       Value($)
------------------------------------------------------------------------------------------------------------------

MEDIA                        1.3%

Print Media                                    135,300  Softbank Corp. ................................  3,522,358
                                                                                                        ----------

SERVICE INDUSTRIES           4.3%

Environmental Services       0.9%              145,000  Sanix Inc. ....................................  2,331,547
Miscellaneous Commercial                                                                                ----------
Services                     3.4%              140,000  Secom Co., Ltd. ...............................  8,940,276
                                                                                                        ----------
Miscellaneous Consumer
Services                     0.0%                1,180  H.I.S. Co., Ltd. ..............................     20,510
                                                                                                        ----------

DURABLES                     1.6%

Automobiles                                     85,000  FCC Co., Ltd. .................................    898,162
                                               242,100  Kyokuto Kaihatsu Kogyo Co., Ltd. ..............    921,315
                                             1,010,000  ShinMaywa Industries, Ltd. ....................  2,474,732
                                                                                                        ----------
                                                                                                         4,294,209
                                                                                                        ----------
MANUFACTURING               13.1%

Containers & Paper           1.8%              968,000  Hokuetsu Paper Mills, Ltd. ....................  4,410,107
                                                69,000  Nippon Paper Industries Co. ...................    270,505
                                                                                                        ----------
                                                                                                         4,680,612
                                                                                                        ----------

Diversified
Manufacturing                1.8%               96,000  Mitsubishi Heavy Industries, Ltd. .............    399,877
                                               327,000  Sumitomo Electric Industries, Ltd. ............  4,456,815
                                                                                                        ----------
                                                                                                         4,856,692
                                                                                                        ----------

Electrical Products          3.5%              286,000  Matsushita Electric Works, Inc. ...............  2,474,579
                                             2,750,000  Yaskawa Electric Corp. ........................  6,843,415
                                                                                                        ----------
                                                                                                         9,317,994
                                                                                                        ----------

Industrial Specialty         1.0%              945,000  NHK Spring Co., Ltd. ..........................  2,532,542
                                                                                                        ----------

Machinery/Components/
Controls                     2.0%                1,350  Keyence Corp. .................................    199,502
                                               316,000  Minebea Co., Ltd. .............................  3,387,443
                                                20,800  SMC Corp. .....................................  1,831,547
                                                                                                        ----------
                                                                                                         5,418,492
                                                                                                        ----------
Office Equipment/
Supplies                     3.0%              347,000  Canon Inc. ....................................  8,077,182
                                                                                                        ----------

TECHNOLOGY                   6.6%

Electronic Components/
Distributors                 6.6%              294,100  Nidec Corp. ................................... 12,385,528



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of                                                                          Market
                            Portfolio        Shares                                                        Value($)
--------------------------------------------------------------------------------------------------------------------
                                                70,000  TDK Corp. .....................................    5,274,119
                                                                                                        ------------
                                                                                                          17,659,647
                                                                                                        ------------

Semiconductors               0.0%                1,300  Advantest Corp. ...............................       73,660
                                                                                                        ------------
ENERGY                       0.9%

Oil & Gas Production                           880,000  Nippon Oil Co., Ltd. ..........................    2,270,750
                                                                                                        ------------
METALS & MINERALS            0.9%

Steel & Metals                                 835,000  Nisshin Steel Co., Ltd. .......................      914,280
                                             1,233,000  Sumitomo Metal Industries, Ltd. ...............    1,576,654
                                                                                                        ------------
                                                                                                           2,490,934
                                                                                                        ------------
CONSTRUCTION                 4.8%

Building Materials           1.5%            1,120,000  Chichibu Onada Cement Corp. ...................    2,058,193
                                             1,607,000  Sumitomo Osaka Cement Co., Ltd. ...............    2,017,979
                                                                                                        ------------
                                                                                                           4,076,172
                                                                                                        ------------

Homebuilding                 2.9%              795,000  Daito Trust Construction Co., Ltd. ............    4,851,570
                                               500,000  Daiwa House Industry Co., Ltd. ................    2,641,654
                                                                                                        ------------
                                                                                                           7,493,224
                                                                                                        ------------

Miscellaneous                0.4%              480,000  Toshiba Engineering & Construction Co., Ltd.       1,102,603
                                                                                                        ------------

                                                        TOTAL COMMON STOCKS (Cost $322,853,198) .......  234,723,501
                                                                                                        ------------
                                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                         (Cost $354,003,475) (a) ...................... $266,886,490
                                                                                                        ============

(a) The cost for federal income tax purposes was $359,769,583. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $92,883,093. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,180,092 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $97,063,185.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,503,599 (2.1% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $6,297,674. These securities may also have certain restrictions as to resale.

     CURRENCY ABBREVIATIONS
     JPY      Japanese Yen




    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                    -----------------------------------------------------------

                    DECEMBER 31, 1997
                    ---------------------------------------------------------------------------------
                    ASSETS
                    Investments, at market (identified cost
                       $354,003,475) .................................                   $266,886,490
                    Foreign currency holdings, at market (identified
                       cost $199,444) ................................                        199,923
                    Receivable for investments sold ..................                      5,540,548
                    Receivable for fund shares sold ..................                        577,903
                    Dividends and interest receivable ................                         88,063
                    Other assets .....................................                         10,756
                                                                                          -----------
                       Total assets ..................................                    273,303,683
                    LIABILITIES
                    Payable for fund shares redeemed .................  $  7,317,930
                    Accrued management fee ...........................       189,252
                    Other payables and accrued expenses ..............       614,570
                                                                        ------------
                       Total liabilities .............................                      8,121,752
                                                                                         ------------
                    Net assets, at market value ......................                   $265,181,931
                                                                                         ============
                    NET ASSETS Net assets consist of:
                       Undistributed net investment income ...........                   $  2,596,688
                       Net unrealized appreciation (depreciation) on:
                          Investments ................................                    (87,116,985)
                          Foreign currency related transactions ......                         19,930
                       Accumulated net realized loss .................                    (44,950,757)
                       Paid-in capital ...............................                    394,633,055
                                                                                         ------------
                    Net assets, at market value ......................                   $265,181,931
                  NET ASSET VALUE, offering and redemption price per                     ============
                     share ($265,181,93 / 139,174,523 outstanding
                     shares of capital stock, $.333 par value,
                     600,000,000 shares authorized) ..................                   $       6.77
                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                             STATEMENT OF OPERATIONS
                    -----------------------------------------------------------


                    YEAR ENDED DECEMBER 31, 1997
                    -----------------------------------------------------------

                    INVESTMENT INCOME
                    Income:
                    Dividends (net of withholding taxes of $358,517) ........                  $  2,031,290
                    Interest (net of withholding taxes of $23,023) ..........                     1,170,869
                                                                                               ------------
                                                                                                  3,202,159
                    Expenses:
                    Management fee ..........................................  $  2,949,980
                    Shareholder and Transfer Agent services .................       651,091
                    Officers and directors fees and expenses ................       183,937
                    Custodian and accounting fees ...........................       296,108
                    Reports to shareholders .................................       138,760
                    Legal ...................................................       203,878
                    Auditing ................................................        57,800
                    Registration fees .......................................        44,336
                    Other ...................................................       135,339       4,661,229
                                                                               ----------------------------
                    Net investment income (loss) ............................                    (1,459,070)
                                                                                               ------------
                    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
                       INVESTMENT TRANSACTIONS
                    Net realized gain (loss) from:
                       Investments ..........................................    22,390,976
                       Futures ..............................................       109,316
                       Foreign currency related transactions ................    (1,285,585)     21,214,707
                                                                               ------------
                    Net unrealized appreciation (depreciation) during
                       the period on:
                       Investments ..........................................   (56,894,450)
                       Foreign currency related transactions ................         6,356     (56,888,094)
                                                                               ----------------------------
                    Net gain (loss) on investment transactions ..............                   (35,673,387)
                                                                                               ------------
                    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                       FROM OPERATIONS ......................................                  $(37,132,457)
                                                                                               ============




    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                    -----------------------------------------------------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                  ------------------------

                    INCREASE (DECREASE) IN NET ASSETS                           1997                   1996
                    --------------------------------------------------------------------------------------------
                    Operations:
                    Net investment income (loss) ................          $ (1,459,070)           $ (1,630,209)
                    Net realized gain (loss) from investment
                       transactions .............................            21,214,707                  44,197
                    Net unrealized appreciation (depreciation)
                       on investment transactions
                       during the period ........................           (56,888,094)            (48,654,817)
                                                                           ------------            ------------
                    Net increase (decrease) in net assets
                       resulting from operations ................           (37,132,457)            (50,240,829)
                                                                           ------------            ------------
                    Distributions to shareholders:
                    In excess of net investment income ..........           (14,966,112)             (3,998,120)
                                                                           ------------            ------------
                    Fund share transactions:
                    Proceeds from shares sold ...................           359,886,210             187,023,459
                    Net asset value of shares issued to
                       shareholders in reinvestment of
                       distributions ............................            12,571,505               3,312,548
                    Cost of shares redeemed .....................          (441,141,177)           (298,937,269)
                                                                           ------------            ------------
                    Net increase (decrease) in net assets from
                       Fund share transactions ..................           (68,683,462)           (108,601,262)
                                                                           ------------            ------------
                    INCREASE (DECREASE) IN NET ASSETS ...........          (120,782,031)           (162,840,211)
                    Net assets at beginning of period ...........           385,963,962             548,804,173
                                                                           ------------            ------------
                    NET ASSETS AT END OF PERIOD (including
                       undistributed net income of $2,596,688 and
                       accumulated distributions in excess of net
                       investment income of $9,942,905,
                       respectively) ............................          $265,181,931            $385,963,962
                                                                           ============            ============
                    OTHER INFORMATION
                    INCREASE (DECREASE) IN FUND SHARES
                    Shares outstanding at beginning of period ...            46,358,011              58,139,460
                                                                           ------------            ------------
                    Shares sold .................................            43,064,968              20,114,876
                    Shares issued to shareholders in reinvestment
                       of distributions .........................             1,805,563                 380,640
                    Shares redeemed .............................           (52,054,019)            (32,276,965)
                                                                           ------------            ------------
                    Net increase (decrease) in Fund shares ......            (7,183,488)            (11,781,449)
                                                                           ------------            ------------
                    Shares outstanding at end of period .........            39,174,523              46,358,011
                                                                           ============            ============


    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL HIGHLIGHTS



THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                 1997(a)     1996(a)     1995     1994(a)   1993(a)     1992     1991      1990      1989     1988
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period ........  $  8.33     $  9.44     $10.50    $10.33    $ 8.90    $ 10.69   $10.76    $ 14.27   $16.24   $16.97
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Income from investment
  operations:
  Net investment
   income (loss) .............     (.03)       (.03)      (.01)     (.05)     (.05)      (.05)    (.03)       .09      .04      .04
  Net realized and
   unrealized gain (loss)
   on investments ............    (1.16)      (1.00)      (.94)     1.07      2.15      (1.74)     .37      (2.41)    1.66     3.13
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Total from investment
  operations .................    (1.19)      (1.03)      (.95)     1.02      2.10      (1.79)     .34      (2.32)    1.70     3.17
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Less distributions:
  From net investment
   income ....................       --          --         --        --        --         --       --       (.09)    (.08)    (.02)
  In excess of net
   investment income .........     (.37)       (.08)        --        --      (.28)        --       --         --       --       --
  From net realized
   gains on investment
   transactions ..............       --          --         --      (.80)     (.39)        --     (.41)     (1.10)   (3.59)   (3.88)
  In excess of net
   realized gains ............       --          --       (.11)     (.05)       --         --       --         --       --       --
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
  Total distributions ........     (.37)       (.08)      (.11)     (.85)     (.67)        --     (.41)     (1.19)   (3.67)   (3.90)
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Net asset value,
   end of period .............  $  6.77     $  8.33     $ 9.44    $10.50    $10.33    $  8.90   $10.69    $ 10.76   $14.27   $16.24
                                =======     =======     ======    ======    ======    =======   ======    =======   ======   ======
TOTAL RETURN (%) .............   (14.40)     (10.92)     (9.07)    10.03     23.64     (16.74)    3.11     (16.36)   11.63    19.40
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions) ........      265         386        549       586       471        409      335        313      401      404
Ratio of operating
  expenses to average
  daily net assets (%) .......     1.21        1.16       1.21      1.08      1.25       1.42     1.26       1.05     1.02     1.01
Ratio of net investment income
  (loss) to average daily net
  assets (%) .................     (.38)       (.34)      (.24)     (.40)     (.47)      (.31)    (.15)       .72       34      .28
Portfolio turnover rate
  (%) ........................     96.4        72.6       69.9      74.3      81.7       47.0     46.4       52.7     60.4     38.8
Average commission
  rate paid (b) ..............  $ .0270     $ .0444         --        --        --         --       --         --       --       --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a

                             THE JAPAN FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $35,818,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003 ($23,266,000), December 31, 2004 ($7,417,000) and December 31, 2005
($5,135,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $3,367,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1998.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $347,242,536 and $425,071,695, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $51,016,027.

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS



C. RELATED PARTIES
--------------------------------------------------------------------------------

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $2,949,980, which was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $516,112, of which $37,442 is unpaid at December 31, 1997.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, the Officers and Directors fees and expenses aggregated $130,410, of which $3,253 is unpaid at December 31, 1997.

D. DIRECTORS' RETIREMENT BENEFITS
--------------------------------------------------------------------------------

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the year ended December 31, 1997, Directors' retirement benefits amounted to $53,527. At December 31, 1997, the Fund has accrued $222,099 for such benefits.

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS


E. LINES OF CREDIT
--------------------------------------------------------------------------------

The Fund and several affiliated funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                              THE JAPAN FUND, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF THE JAPAN FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
February 12, 1998

                              THE JAPAN FUND, INC.
                          TAX INFORMATION (UNAUDITED)


For its fiscal year ended December 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.05 per share (representing a total of $1,932,688). The total amount of taxes paid by the Fund to such countries was $0.01 per share (representing a total of $381,540).

                              THE JAPAN FUND, INC.
                           STOCKHOLDER MEETING RESULTS

A Special Meeting of Stockholders (the "Meeting") of The Japan Fund, Inc. (the "Fund") was held on October 16, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, MA 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                     Number of Votes:
                                     ----------------

        For                 Against            Abstain        Broker Non-Votes*
        ---                 -------            -------        -----------------
     23,348,850            1,636,844           739,489              82,554


2.    To elect Directors.


                                                       Number of Votes:
                                                       ----------------

                   Director                      For                 Withheld
                   --------                      ---                 --------

      William L. Givens                       24,023,641            1,784,096

      William H. Gleysteen, Jr.               24,094,511            1,713,226

      John F. Loughran                        24,135,004            1,672,733

      Yoshihiko Miyauchi                      24,097,287            1,710,450

      William V. Rapp                         24,168,116            1,639,621

      Henry Rosovsky                          24,109,905            1,697,832

      O. Robert Theurkauf                     24,169,124            1,638,613

      Hiroshi Yamanaka                        24,011,364            1,796,373


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                 Number of Votes:
                                 ----------------

          For              Against            Abstain         Broker Non-Votes*
          ---              -------            -------         -----------------
       24,135,077         3,305,664          1,494,670              13,298

4. To approve the revision of certain fundamental investment policies.


                                                                        Number of Votes:
                                                                        ----------------
                                                                                                         Broker
            Fundamental Policies                    For             Against          Abstain           Non-Votes*
            --------------------                    ---             -------          -------           ---------

       4.1  Diversification                     20,203,566         2,504,659        1,221,053         1,878,459

       4.2  Borrowing                           19,991,302         2,715,590        1,222,386         1,878,459

       4.3  Senior securities                   20,104,543         2,595,333        1,229,402         1,878,459

       4.4  Concentration                       20,126,367         2,574,688        1,228,223         1,878,459

       4.5  Underwriting of securities          20,167,474         2,523,879        1,237,925         1,878,459

       4.6  Investment in real estate           20,144,018         2,237,256        1,548,004         1,878,459

       4.7  Purchase of physical commodities    19,814,687         2,275,636        1,838,955         1,878,459

       4.8  Lending                             19,851,510         2,273,475        1,804,293         1,878,459



5.   To  ratify  the  selection  of  Price  Waterhouse   L.L.P.  as  the  Fund's
     independent accountants.



                               Number of Votes:
                               ----------------

          For                      Against                    Abstain
          ---                      -------                    -------
       23,662,444                  739,385                   1,405,908



* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                              THE JAPAN FUND, INC.
                             OFFICERS AND DIRECTORS
Henry Rosovsky
Chairman of the Board and Director
   Professor, Harvard University; Director, Corning Inc., Paine Webber Group

Lynn Birdsong*
President

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   Consultant; Guest Scholar, Brookings Institute

John F. Loughran
Director
   Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
   President and CEO, ORIX Corporation

William V. Rapp
Director
   Academic  Director,   International  Relations,  Yale  University;   Senior
   Research Fellow, Columbia University; Managing Director, Rue Associates

O. Robert Theurkauf*
Director

Hiroshi Yamanaka
Director
   Advisor to the Board, The Meiji Mutual Life Insurance Company; Lifetime Executive Director, Japan Association of Corporate Executives; Vice Chairman, The Security Analysts Association of Japan; Governor, Board of Governors, Tokyo Stock Exchange; Auditor, The Bank of Tokyo-Mitsubishi, Ltd., The Mitsubishi Foundation, Mitsubishi Research Institute; Director, Kirin Brewery Co., Ltd., Seijo Gakuen; Doctor of Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Edward J. O'Connell*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

Thomas F. McDonough*
Assistant Secretary

HONORARY DIRECTORS

Allan Comrie
   Former Director, The Japan Fund, Inc.

Jonathan Mason
   Former Chairman of the Board and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science Emeritus, Columbia University

Robert G. Stone, Jr.
   Former Chairman of the Board and Director, The Japan Fund, Inc., Chairman Emeritus and Director, Kirby Corporation

Shoji Umemura
Former Director of The Japan Fund, Inc.
   Board Counselor, The Nikko Securities Co., Ltd.; Counselor, Tokyo Stock Exchange; Advisor, Japan Securities Dealers Association, Association of Tokyo Stock Exchange Regular Members; Director, The Securities Analysts Association of Japan; Advisor, Japan Association of Corporate Executives; Associate Advisor, Tokyo Chamber of Commerce and Industry; Vice President, Japan-Korea Economic Association; Member, Executive Board, Waseda University; Chairman, Congregation, Waseda University

* Scudder Kemper Investments, Inc.

                                     [LOGO]

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

 We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                        Scudder Kemper Investments, Inc.
                               Investment Manager

                              THE JAPAN FUND, INC.

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

                  a.       Financial Statements:

                           Included in Part A:
                                    Financial Highlights for the ten fiscal
                                    years ended December 31, 1997 to be
                                    filed by amendment

                           Included in Part B:
                                    Statement of Assets and  Liabilities,  as of December  31, 1997 to be filed by  amendment
                                    Statement of Operations  for the fiscal year ended  December  31,  1997  to be  filed  by
                                    amendment   Statements  of  Changes  in  Net Assets  for  the  two  fiscal   years  ended
                                    December  31, 1997 to be filed by  amendment Financial  Highlights  for  the  ten  fiscal years ended December 31, 1997 to be filed by amendment  Notes to Financial  Statements to be filed by amendment  Report of Independent Accountants are to be filed by amendment

                           Statements,   schedules  and  historical  information other than those listed above have been omitted since they are either not applicable or are not required.

                   b.        Exhibits:

                             All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities
                             and Exchange  Commission  on April 29,  1987.  File nos. 33-13863  &  811-1090   (the   "Registration
                             Statement").

                             1.       (a)     Articles of Incorporation.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (b)     Articles of Amendment and Restatement of the Articles of
                                              Incorporation.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                             2.       (a)     Registrant's By-Laws.

                                      (b)     Amendment to Registrant's  By-Laws dated January 28, 1993.
                                              (Incorporated  by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (c)     Amendment to Registrant's  By-Laws dated  July 23.  (Incorporated  by reference  to  the  Post-Effective Amendment No. 11  to the
                                              Registration Statement.)

                                      (d)     Amendment to Registrant's  By-Laws dated April 25, 1996.
                                              (Incorporated   by  reference  to Exhibit  2(d)  to   Post-Effective
                                              Amendment No. 10 to the Registration Statement.)

                                      (e)     Amendment to Registrant's  By-Laws dated October 25, 1996.
                                              (Incorporated   by   reference  to Exhibit  2(e)  to   Post-Effective
                                              Amendment No. 10 to the Registration Statement.)

                                Part C - Page 1


                             3.               Inapplicable.

                             4.               Specimen  of  shares  representing shares  of  capital  stock of $.33
                                              1/3 par  value.  (Incorporated  by reference    to   Exhibit   4   to
                                              Post-Effective  Amendment No. 2 to  the Registration Statement.)

                             5.       (a)     Investment  Management Agreement  between the  Registrant
                                              and  Asia  Management  Corporation ("Asia  Management") dated May 24,
                                              1991.  (Incorporated  by reference to  the  Post-Effective  Amendment
                                              No.   11   to   the   Registration Statement.)

                                      (b)     Advisory Agreement between Asia Management and The Nikko Research
                                              Center, Ltd. ("Nikko") dated July 1, 1986.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (c)     Investment   Management  Agreement between  Asia  Management  and The
                                              Nikko International  Capital Management Co., Ltd. dated May 24,
                                              1991. (Incorporated  by reference to  the  Post-Effective  Amendment
                                              No. 11 to the Registration Statement.)

                                      (d)     Agreement between Scudder, Stevens & Clark Ltd.  and Asia  Management dated July 24, 1984. (Incorporated by reference to the Post-Effective
                                              Amendment No. 11  to the Registration Statement.)

                                      (e)     Investment  Management  Agreement between the Registrant and
                                              Scudder,  Stevens  &  Clark,  Inc. dated January 1, 1994.
                                              (Incorporated  by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (f)     Research Agreement between Scudder and The Nikko International
                                              Capital Management Co., Ltd. dated January 1, 1994. (Incorporated by reference  to  the  Post-Effective Amendment  No. 11 to the
                                              Registration Statement.)

                                      (g)     Investment Management Agreement between the Registrant and Scudder
                                              Kemper Investments, Inc. dated December 31, 1997.
                             6.               Underwriting Agreement between the Registrant  and  Scudder  Investor
                                              Services,  Inc.,  formerly Scudder Fund  Distributors,   Inc.,  dated
                                              August 14, 1987.  (Incorporated by reference  to  the  Post-Effective
                                              Amendment  No. 11 to the Registration Statement.)

                             7.               Form of Directors' Retirement Plan.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)



                                Part C - Page 2

                             8.       (a)     Custodian Agreement between the Registrant and Brown Brothers
                                              Harriman & Co. ("Brown Brothers").
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (b)     Sub-Custodian Agreement between Brown Brothers Harriman & Company and Citibank, N.A.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (c)     Custodian  Agreement  between  the Registrant and  Brown Brothers dated April 21, 1995.
                                              (Incorporated  by reference  to Exhibit  8(c)  to   Post-Effective
                                              Amendment No. 9 to the Registration Statement.)

                             9.       (a)     Transfer  Agency and  Service Agreement and Fee Schedule between the Registrant and Scudder Service Corporation  dated  May  1,  1990.
                                              (Incorporated  by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (b)     Shareholder  Service Agreement and Fee Schedule between the
                                              Registrant  and  Scudder Service Corporation dated August 14, 1987.
                                              (Incorporated  by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (c)     COMPASS  and  TRAK  2000   Service Agreement  dated  July  19,  1996.
                                              (Incorporated   by   reference  to Exhibit  9(c)  to   Post-Effective
                                              Amendment No. 10 to the Registration Statement.)

                             10.              Inapplicable.

                             11.              Inapplicable.

                             12.              Inapplicable.

                             13.              Inapplicable.

                             14.      (a)     Scudder Flexi-Plan for Corporations and Self-Employed Individuals.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (b)     Scudder Individual Retirement Plan.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (c)     Scudder Funds 403(b) Plan.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                                      (d)     Scudder Employer - Select 403(b) Plan.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)


                                Part C - Page 3

                                      (e)     Scudder  Cash or  Deferred  ProfitSharing Plan under Section 401(k).
                                              (Incorporated  by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                             15.              Inapplicable.

                             16.              Performance Information.
                                              (Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement.)

                             17.              Inapplicable.

                             18.              Inapplicable.

Item 25.          Persons Controlled by or under Common Control with Registrant

                  None

Item 26.          Number of Holders of Securities as of February 10, 1998

                             (1)                                  (2)
                        Title of Class                   Number of Shareholders

                   Shares of capital stock                      25,362
                   ($.33 1/3 par value)

Item 27.          Indemnification.

                  A policy of insurance covering Scudder, Stevens & Clark, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder, Stevens & Clark, Inc. insures the Registrant's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

                  Article Eighth of Registrant's Articles of Incorporation provides as follows:

                           EIGHTH:  Each  director  and officer  (and his heirs,
                  executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of the settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final


                                Part C - Page 4
                  conclusion. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the
                  Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

                           Reference   is  hereby   made  to  the   Underwriting
                  Agreement between the registrant and Scudder Investor Services, Inc., formerly Scudder Fund Distributors, Inc., filed as Exhibit 6 to the Initial Registration Statement, with respect to the indemnification provisions thereunder.

                           Insofar  as  indemnification  for  liability  arising
                  under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,  unenforceable.  In  the  event  that a  claim  for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business or Other Connections of Investment Adviser

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Steven Gluckstern          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Zurich Holding Company of Americao

                                Part C - Page 5

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of Americao
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director,  Senior Vice  President & Assistant  Clerk,  Scudder  Investor  Services,   Inc.*
                           Director,  Vice  President  &  Secretary,   Scudder  Fund   Accounting Corporation*
                           Director,  Vice  President & Secretary,  Scudder  Realty  Holdings   Corporation*
                           Director  & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice  President,   Director  &  Assistant  Secretary, Scudder Precious Metals,  Inc.***
                           Director,  Scudder, Stevens  &  Clark  Japan,   Inc.***
                           Director,   Vice President and Secretary,  Scudder, Stevens & Clark of  Canada,   Ltd.***
                           Director,   Vice   President  and Secretary, Scudder Canada Investor Services Limited***
                           Director,  Vice  President and Secretary, Scudder   Realty   Advisers,   Inc.  x
                           Director  and  Secretary,  Scudder,  Stevens  & Clark  Corporation**
                           Director  and  Secretary,  Scudder,  Stevens  & Clark
                           Overseas Corporationoo  Director and Secretary,  SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services,  Inc.**
                           Director, Vice President  and  Secretary,   Scudder   Capital  Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock  Corporation**
                           Director,  Vice President and  Secretary,  Scudder  Capital  Planning Corporation**
                           Director, Vice President and Secretary, SS&C   Investment    Corporation**
                           Director,   Vice President and Secretary, SIS Investment Corporation**
                           Director,   Vice   President   and   Secretary,   SRV Investment Corporation**
                           Director, Vice President and  Secretary,    Scudder   Brokerage   Services,   Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Markus Rohrbasser          Director, Scudder Kemper Investments, Inc.**
                           Member Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           President, Director, Chairman of the Board, ZKI Holding Corporation xx

Cornelia M. Small          Vice President, Scudder Kemper Investments, Inc.**

                                Part C - Page 6

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporationoo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland


Item 29.          Principal Underwriters.

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 29.

                                Part C - Page 7

         (1)                               (2)                                     (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant

         William S. Baughman               Vice President                          None
         Two International Place
         Boston, MA 02110

         Lynn S. Birdsong                  Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154

         Mary Elizabeth Beams              Vice President                          None
         Two International Place
         Boston, MA 02110

         Mark S. Casady                    Director, President and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      None
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          None
         101 California Street
         San Francisco, CA 94111

         William F. Glavin                 Vice President
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer
         Two International Place
         Boston, MA  02110

         Thomas W. Joseph                  Director, Vice President, Treasurer     Vice President
         Two International Place           and Assistant Clerk
         Boston, MA 02110

         Thomas F. McDonough               Clerk                                   Assistant Secretary
         Two International Place
         Boston, MA 02110

         Daniel Pierce                     Director, Vice President                None
         Two International Place           and Assistant Treasurer
         Boston, MA 02110

         Kathryn L. Quirk                  Director, Senior Vice President and     Vice President and
         345 Park Avenue                   Assistant Clerk                         Secretary
         New York, NY  10154

         Robert A. Rudell                  Vice President                          None
         Two International Place
         Boston, MA 02110

         William M. Thomas                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

         Sydney S. Tucker                  Vice President                          None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President                          None
         Two International Place
         Boston, MA  02110

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage      Other Compensation
                 Underwriter             Commissions       and Repurchases       Commissions

               Scudder Investor              None                None                None               None
                Services, Inc.

                                Part C - Page 8

Item 30.          Location of Accounts and Records.

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Registrant at its offices, 345 Park Avenue, New York, NY 10154 with the exception of the accounts, books and other documents relating to the duties of the registrant's custodian, which are maintained by the registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103.

Item 31.          Management Services.

                  Inapplicable.

Item 32.          Undertakings.

                  Inapplicable.



                                Part C - Page 9

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 15th day of April, 1998.

                                              THE JAPAN FUND, INC.


                                              By /s/Lynn Birdsong
                                                 ----------------------
                                                  Lynn Birdsong
                                                  President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                        DATE


/s/Henry Rosovsky
--------------------------------------
Henry Rosovsky*                             Chairman of the Board and Director           April 15, 1998


/s/Lynn Birdsong
--------------------------------------
Lynn Birdsong                               President (Principal Executive               April 15, 1998
                                            Officer)


/s/Gina Provenzano
--------------------------------------
Gina Provenzano*                            Treasurer (Principal Financial and           April 15, 1998
                                            Accounting Officer) and Vice President


/s/William L. Givens
--------------------------------------
William L. Givens*                          Director                                     April 15, 1998


/s/William H. Gleysteen, Jr.
--------------------------------------
William H. Gleysteen, Jr. *                 Director
                                                                                         April 15, 1998

/s/John F. Loughran
--------------------------------------
John F. Loughran*                           Director                                     April 15, 1998


/s/Yoshihiko Miyauchi
--------------------------------------
Yoshihiko Miyauchi*                         Director                                     April 15, 1998


/s/William V. Rapp
--------------------------------------
William V. Rapp*                            Director                                     April 15, 1998


/s/O. Robert Theurkauf
--------------------------------------
O. Robert Theurkauf*                        Director                                     April 15, 1998


/s/Hiroshi Yamanaka
--------------------------------------
Hiroshi Yamanaka*                           Director                                     April 15, 1998




*By:/s/Kathryn L. Quirk
    ----------------------
     Kathryn L. Quirk,
     Attorney-in-fact  pursuant to powers of attorney contained in the signature pages of Post-Effective Amendment No. 9 to the Registration Statement.


                                                              File No. 33-13863
                                                              File No. 811-1090






                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 12

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 23

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                              THE JAPAN FUND, INC.

                                 THE JAPAN FUND

                                  EXHIBIT INDEX

                                  Exhibit 5 (g)